UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary proxy statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Agree Realty Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the form or schedule and the date of its filing.

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AGREE REALTY CORPORATION
70 E. Long Lake Road
Bloomfield Hills, MI 48304

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 5, 2020

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of AGREE REALTY CORPORATION, a Maryland corporation, will be held at 10:00 a.m. local time on May 5, 2020, in person at Agree Realty Corporation, 44 E. Long Lake Road, Bloomfield Hills, Michigan 48304, virtually via the internet at www.virtualshareholdermeeting.com/ADC2020 or by proxy, for the following purposes:
•
To elect three directors to serve until the annual meeting of stockholders in 2023 and to elect one director to serve until the annual meeting of stockholders in 2021; and

•
To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2020; and

•
To approve, by non-binding vote, executive compensation; and

•
To approve the 2020 Omnibus Incentive Plan.

In addition, stockholders will consider and vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.
Stockholders of record at the close of business on March 6, 2020 will be entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof. Stockholders may attend the meeting in person. You may also attend and participate in the annual meeting virtually via the internet at www.virtualshareholdermeeting.com/ADC2020 where you will be able to vote electronically and submit questions during the meeting. You will be able to vote electronically and submit questions during the meeting only if you use your control number, which will be included on your Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card (if you received a printed copy of the proxy materials), to log on to the meeting.
Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the internet. On or about March 24, 2020, we expect to mail our stockholders either (i) the Notice only or (ii) a copy of this Notice of Annual Meeting, the proxy statement, the accompanying proxy card, and our annual report (if a stockholder previously requested paper delivery of proxy materials), each in connection with the solicitation of proxies by our board of directors for use at the annual meeting and any adjournments or postponements thereof. The Notice contains instructions related to this process, including how to access our Notice of Annual Meeting, proxy statement and annual report over the internet, how to authorize your proxy to vote online and how to request a paper copy of the Notice of Annual Meeting, proxy statement and annual report.
It is important that your shares be voted. Whether or not you plan to attend the annual meeting in person or virtually via the internet, we urge you to vote promptly to save us the expense of additional solicitation. You may authorize your proxy to vote your shares over the internet as described in the Notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. You also may vote by telephone as described in your proxy card. If you attend the annual meeting in person or virtually via the internet, you may revoke your proxy in accordance with procedures set forth in the proxy statement and vote during the annual meeting.

In light of potential concerns relating to the coronavirus (COVID-19), we strongly encourage you to vote your shares by proxy prior to the annual meeting and, if you plan to attend the annual meeting, to do so virtually via the internet. In the event we determine it is not possible or advisable to hold, or allow stockholders to attend, the annual meeting in person at the originally scheduled time and location, we will announce alternative arrangements as promptly as practicable.
By Order of the Board of Directors
Clayton R. Thelen Chief Financial Officer and Secretary
March 23, 2020 Bloomfield Hills, Michigan

i

AGREE REALTY CORPORATION
70 E. Long Lake Road
Bloomfield Hills, MI 48304

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 5, 2020

ABOUT THE ANNUAL MEETING
This proxy statement is furnished by our board of directors (the “Board”) in connection with the Board’s solicitation of proxies to be voted at the annual meeting of stockholders of Agree Realty Corporation (the “Company”) to be held at 10:00 a.m. local time on May 5, 2020, in person at Agree Realty Corporation, 44 E. Long Lake Road, Bloomfield Hills, Michigan 48304, virtually via the internet at www.virtualshareholdermeeting.com/ADC2020 or by proxy, and at any adjournment or postponement thereof.
On or about March 24, 2020, we are mailing either (i) the Notice of Internet Availability of Proxy Materials (the “Notice”) only or (ii) a copy of the Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our annual report (if a stockholder previously requested paper delivery of proxy materials), to our stockholders of record on March 6, 2020. The Notice and this proxy statement summarize the information you need to know to vote at the annual meeting. The Notice also includes a control number (which is the same control number as that used to attend the annual meeting virtually via the internet). You do not need to attend the annual meeting in order to vote.
What is the purpose of the 2020 annual meeting of stockholders?
At the 2020 annual meeting, holders of our common stock will be voting on the matters set forth below:
•
To elect three directors to serve until the annual meeting of stockholders in 2023 and to elect one director to serve until the annual meeting of stockholders in 2021; and

•
To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2020; and

•
To approve, by non-binding vote, executive compensation; and

•
To approve the 2020 Omnibus Incentive Plan.

The Board recommends a vote FOR the director nominees, FOR the ratification of Grant Thornton’s appointment, FOR executive compensation, and FOR the 2020 Omnibus Incentive Plan.
In addition, management will report on our performance and will respond to appropriate questions from stockholders. A representative of Grant Thornton will be present at the annual meeting and will be available to respond to appropriate questions. Such representative will also have an opportunity to make a statement.
How can I attend the meeting?
You can attend the annual meeting in person, virtually via the internet, or by proxy.

Attending In Person.   The annual meeting will take place at our office, 44 E. Long Lake Road, Bloomfield Hills, Michigan 48304. You will need to present photo identification, such as a driver’s license, and proof of share ownership as of the record date in order to be allowed into the annual meeting. We reserve the right to determine the validity of any purported proof of share ownership.
Attending and Participating Online.   You may also attend the annual meeting virtually via the internet at www.virtualshareholdermeeting.com/ADC2020. Stockholders may vote and submit questions while attending the annual meeting virtually via the internet. You will need the 16 digit control number included on your Notice or proxy card (if you received a paper delivery of proxy materials), to enter the annual meeting via the internet. Instructions on how to attend and participate virtually via the internet, including how to demonstrate proof of share ownership, are posted at www.virtualshareholdermeeting.com/ADC2020.
Attending by Proxy.   Please see “Can I vote my shares without attending the annual meeting in person or virtually via the internet?” below.
Why are you holding a virtual annual meeting in addition to an in-person meeting?
Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, this year’s annual meeting will be held in a virtual meeting format in addition to the in-person format. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us during the annual meeting so they can ask questions of the Board or management. During the live Q&A session of the annual meeting, we may answer questions as they come in, to the extent relevant to the business of the annual meeting, as time permits.
Who is entitled to vote?
All stockholders of record at the close of business on March 6, 2020, the record date, will be entitled to vote. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, 45,554,773 shares of our common stock, $.0001 par value per share, were outstanding.
What constitutes a quorum?
The presence at the annual meeting, in person, virtually via the internet or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for all purposes. Proxies marked with abstentions or instructions to withhold votes will be counted as present in determining whether or not there is a quorum.
However, if a quorum is not present at the annual meeting, the stockholders, present in person, virtually via the internet or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented. Regardless of whether a quorum is present, our bylaws provide that the chairman of the meeting may recess or adjourn the meeting.
What is the difference between holding shares as a stockholder of record and a beneficial owner?
Stockholders of Record.   If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the applicable proxy materials are being sent to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us over the internet or by telephone or through an accompanying proxy card or to vote in person or virtually via the internet at the annual meeting.
Beneficial Owners.   Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares, and the applicable proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person or virtually via the internet at the annual meeting unless you request and obtain a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your shares.
May I vote my shares at the annual meeting?
If you attend the annual meeting in person, you will need to present photo identification, such as a driver’s license and proof of share ownership as of the record date when you arrive at the meeting. If you hold your shares through a broker, bank or other nominee and you plan to attend the annual meeting, you must present proof of your ownership of shares, such as a bank or brokerage account statement, in order to be admitted to the meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the annual meeting.
Even if you plan to be present at the meeting in person or virtually via the internet, we encourage you to vote your shares prior to the meeting. To vote your shares prior to the meeting through the internet or by attending the annual meeting virtually via the internet, you will need to demonstrate proof of your share ownership pursuant to the instructions on how to do so as set forth in your Notice or proxy card, as applicable. We reserve the right to determine the validity of any purported proof of share ownership.
Stockholders of Record.   If you are a stockholder of record and attend the annual meeting in person, you may deliver your completed proxy card or vote by ballot. If you are a stockholder of record and attend the annual meeting virtually via the internet, you can deliver your completed proxy card as discussed in the next question below or vote during the annual meeting by ballot in accordance with the instructions on how to participate virtually via the internet which are posted at www.virtualshareholdermeeting.com/ADC2020.
Beneficial Owners.   If you hold your shares through a broker, bank or other nominee and want to vote such shares in person or virtually via the internet at the annual meeting, you must obtain a proxy from your broker, bank or other nominee giving you the power to vote such shares.
Can I vote my shares without attending the annual meeting in person or virtually via the internet?
If you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided or vote by telephone or internet as indicated on your proxy card. Voting your shares over the internet, by mailing a proxy card or by telephone, will not limit your right to attend the annual meeting and vote your shares in person or virtually via the internet. If you attend the annual meeting, you may revoke your proxy in accordance with the procedures set forth in this proxy statement.
If you have shares held by a broker, you may instruct your broker to vote your shares by following the instructions that the broker provides to you. Most brokers allow you to authorize your proxy by mail, telephone and on the internet.
Can I change my vote after I have voted?
Yes. Proxies properly submitted over the internet, by mail or by telephone do not preclude a stockholder from voting in person or virtually via the internet at the meeting. A stockholder may revoke a proxy at any time prior to its exercise by filing with our Secretary a duly executed revocation of proxy, by properly submitting, either by internet, mail or telephone, a proxy to our Secretary bearing a later date or by appearing at the meeting and voting in person or virtually via the internet. Attendance at the meeting will not by itself constitute revocation of a proxy. If you hold your shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.
What does it mean if I receive more than one Notice or proxy card or voting instruction card?
If you receive more than one Notice or proxy card or voting instruction card, it means that you have multiple accounts with banks, trustees, brokers, other nominees and/or our transfer agent. If you receive more than one Notice, please submit all of your proxies over the internet, by mail or by telephone, following the instructions provided in the Notice, to ensure that all of your shares are voted. If you receive more than one proxy card or voting instruction card, please sign and deliver each proxy card and voting instruction card that you receive. We recommend that you contact your nominee and/or our transfer agent, as appropriate, to consolidate as many accounts as possible under the same name and address.
How many copies should I receive if I share an address with another stockholder?
The Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and intermediaries, such as a broker, bank or other agent, to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Notice, and, if applicable, our proxy materials, unless the affected stockholder has provided us with contrary instructions. This procedure provides extra convenience for stockholders and cost savings for companies.
The Company and brokers, banks or other agents may be householding the Notice and our proxy materials. A single Notice and, if applicable, a single set of our proxy materials, including the Notice of Annual Meeting, the proxy statement, the accompanying proxy card, our annual report and the Notice, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other agent that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. Stockholders may revoke their consent at any time by contacting Broadridge ICS, either by calling toll-free (800) 542-1061 or by writing to Broadridge ICS, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, a set of our proxy materials, to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice or a separate set of our proxy materials, you may contact Agree Realty Corporation, either by calling (248) 737-4190 or by writing to 70 E. Long Lake Road, Bloomfield Hills, MI 48304, Attention: Secretary. In addition, if you are receiving multiple copies of the Notice and, if applicable, our proxy materials, you can request householding by contacting our Secretary in the same manner.
What if I do not vote for some of the items listed on my proxy card or voting instruction card?
Stockholders of Record.   Proxies properly submitted via the internet, mail or telephone will be voted at the annual meeting in accordance with your directions. If the properly submitted proxy does not provide voting instructions on a proposal, the proxy will be voted in accordance with the recommendations of the Board on such matters. With respect to any matter not set forth on the proxy card that properly comes before the annual meeting, the proxy holders named therein will vote as the Board recommends or, if the Board gives no recommendation, in their own discretion.
Beneficial Owners.   Proxies properly submitted via the internet mail or telephone or pursuant to your voting instruction card will be voted at the annual meeting in accordance with your directions. If you do not indicate a choice or return the voting instruction card, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law and New York Stock Exchange (“NYSE”) rules and regulations, brokers have the discretion to vote on routine matters, including the ratification of the appointment of our independent registered public accounting firm. However, the Company believes that your broker will not have discretionary authority to vote on the election of directors, the advisory vote approving our executive compensation or the approval of the 2020 Omnibus Incentive Plan, in which case a “broker non-vote” will occur and your shares will not be voted on these matters.
What vote is required to approve each item?
Proposal 1 — Election of Directors.   The four nominees receiving the highest number of  “for” votes at the annual meeting will be elected as directors. Any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election must tender his or her resignation for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee will recommend to the Board the action to be taken with respect to the resignation. The Board will publicly disclose its decision within 90 days of the certification of the election results. The slate of nominees discussed in this proxy statement consists of four directors, Merrie Frankel, Farris G. Kalil, Simon Leopold, and William Rubenfaer, whose terms are expiring. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Our stockholders do not have the right to cumulate their votes for directors.
Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.   The affirmative vote of a majority of votes cast at the annual meeting is necessary to ratify the Audit Committee’s appointment of Grant Thornton as our independent registered public accounting firm for 2020. Abstentions are not treated as votes cast under Maryland law and, therefore, they have no effect on the outcome of this proposal. Although stockholder ratification of the appointment is not required and is not binding on us, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and the Audit Committee will take your vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. Even if the stockholders ratify the appointment of Grant Thornton, the Audit Committee in its sole discretion may terminate the engagement of Grant Thornton and engage another independent auditor at any time during the year.
Proposal 3 — Advisory (Non-Binding) Vote Approving Executive Compensation.   The affirmative vote of a majority of votes cast at the annual meeting is necessary to approve our executive compensation. Abstentions and broker non-votes are not treated as votes cast under Maryland law and, therefore, they have no effect on the outcome of this proposal.
Proposal 4 — Approval of the 2020 Omnibus Incentive Plan.   The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to approve the 2020 Omnibus Incentive Plan, provided that the total votes cast on the proposal represents more than 50% of the outstanding shares entitled to vote on the proposal. Accordingly, a broker non-vote will have the same effect as a vote against the proposal, unless holders of more than 50% of the outstanding shares entitled to vote on the proposal cast votes (in which case, broker non-votes will have no effect on the result of the vote). In accordance with NYSE regulations, an abstention will be counted as a vote cast for purposes of the proposal and will have the same effect as a vote against the proposal.
Other Matters.   If any other matter is properly submitted to the stockholders at the annual meeting, its adoption will require the affirmative vote of a majority of votes cast at the annual meeting. The Board does not propose to conduct any business at the annual meeting other than as stated above.
Will anyone contact me regarding this vote?
No arrangements or contracts have been made with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary. Such solicitations may be made by mail, telephone, facsimile, e-mail or personal interviews. In addition, our directors and officers may solicit proxies by mail, telephone, telecopy or in person.
How do I find out the voting results?
Voting results will be announced at the annual meeting and will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the close of the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Management
The following table sets forth information regarding the beneficial ownership of our common stock (our only outstanding class of equity securities) as of March 6, 2020, with respect to each director and named executive officer, and all of our directors and named executive officers as a group. As of March 6, 2020, there were 45,554,773 shares of our common stock outstanding. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares listed below and none of the named executive officers or directors has pledged his or her shares of common stock as collateral. Unless otherwise indicated, the business address for each of the identified stockholders is 70 E. Long Lake Road, Bloomfield Hills, Michigan 48304.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Richard Agree	546,994(3)	1.2%
Joel Agree	395,257(4)	*
Laith Hermiz	30,534	*
Clayton Thelen	10,117	*
Danielle Spehar	5,117	*
Craig Erlich	14,969(5)	*
Merrie S. Frankel	1,810	*
Farris G. Kalil	8,000	*
Gregory Lehmkuhl	6,353	*
Simon Leopold	1,762	*
Jerome Rossi	2,171	*
William S. Rubenfaer	23,923	*
All directors and executive officers as a group (12 persons)	1,047,007(6)	2.3%

*
Less than 1%

(1)
The amount of common stock beneficially owned is reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

(2)
Percentages are based on 45,554,773 shares of common stock outstanding as of March 6, 2020. The amount of common stock outstanding used in calculating such percentages assumes that none of the limited partnership units in Agree Limited Partnership (the “OP Units”) are converted to common stock.

(3)
Consists of  (i) 392,127 shares owned directly, (ii) 70,512 shares owned by his spouse, (iii) 84,355 shares owned by irrevocable trusts for his children, and does not include (iv) 347,619 shares of common stock issuable upon conversion of his OP Units.

(4)
Consists of 395,207 shares owned directly and 50 shares owned by his children.

(5)
Consists of 14,676 shares owned directly and 293 shares owned by his children.

(6)
Does not include 347,619 shares of common stock issuable upon conversion of OP Units.

Security Ownership of Certain Beneficial Owners
The following table sets forth information regarding the beneficial ownership of our common stock (our only outstanding class of equity securities) as of March 6, 2020, to our knowledge, for each beneficial owner of more than 5% of the outstanding shares of our common stock. As of March 6, 2020, there were 45,554,773 shares of our common stock outstanding.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
BlackRock, Inc.	7,334,453(3)	16.1%
The Vanguard Group	6,405,317(4)	14.1%
Invesco Ltd.	3,085,831(5)	6.8%

(1)
The amount of common stock beneficially owned is reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

(2)
Percentages are based on 45,554,773 shares of common stock outstanding as of March 6, 2020. The amount of common stock outstanding used in calculating such percentages assumes that none of the OP Units are converted to common stock.

(3)
Pursuant to Schedule 13G/A (Amendment No. 11) filed with the SEC on February 4, 2020 by BlackRock, Inc. Represents 7,334,453 shares of common stock beneficially owned by BlackRock, Inc. and certain of its affiliates. The business address of such person is 55 East 52nd Street, New York, NY 10055. BlackRock, Inc. is deemed to have sole voting power with respect to 7,215,663 shares and sole dispositive power with respect to 7,334,453 shares.

(4)
Pursuant to Schedule 13G/A (Amendment No. 7) filed with the SEC on February 11, 2020 by The Vanguard Group. Represents 6,405,317 shares of common stock beneficially owned by The Vanguard Group and certain of its affiliates. The business address of such person is 100 Vanguard Blvd., Malvern, PA 19355. The Vanguard Group is deemed to have sole voting power with respect to 82,613 shares, shared voting power with respect to 49,092 shares, sole dispositive power with respect to 6,321,355 shares and shared dispositive power with respect to 83,962 shares.

(5)
Pursuant to Schedule 13G filed with the SEC on February 13, 2020 by Invesco Ltd. Represents 3,085,831 shares of common stock beneficially owned by Invesco Ltd. and certain of its affiliates. The business address of such person is 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309. Invesco Ltd. is deemed to have sole voting power with respect to 1,636,588 shares and sole dispositive power with respect to 3,085,831 shares.

PROPOSAL 1 — ELECTION OF DIRECTORS
In September 2019, the Board reduced the size of the Board from ten members to nine members. Pursuant to the bylaws, the directors are required to be divided into three classes serving three-year staggered terms. At this annual meeting, three directors will be elected to serve until the annual meeting of stockholders in 2023 and one director will be elected to serve until the annual meeting of stockholders in 2021 or until such director’s earlier resignation, retirement or other termination of service, and in the case of a holdover director, until his or her successor is duly elected and qualified. Farris Kalil was re-nominated for a one-year term in order to evenly distribute directors amongst the three classes.
The Board has re-nominated Merrie Frankel, Simon Leopold, and William Rubenfaer, whose terms expire at this annual meeting, to serve until the annual meeting of stockholders in 2023. The Board has re-nominated Farris Kalil, whose term expires at this annual meeting, to serve until the annual meeting of stockholders in 2021. The Board has affirmatively concluded that Merrie Frankel, Farris Kalil, Simon Leopold, and William Rubenfaer are independent under the applicable rules of the NYSE.
Each nominee has consented to serve his or her term until his or her successor has been duly elected and qualified, if elected by the stockholders. If any nominee becomes unable or unwilling to serve between the date of this proxy statement and the annual meeting, the Board may designate a new nominee and the persons named as proxies by the Board will vote for that substitute nominee. Alternatively, the Board may reduce the size of the Board.
The Board hereby recommends that you vote FOR the election of its director nominees.
The following table sets forth the director nominees and continuing directors of the Board:
Name	Age	Title	Term Ending
Merrie Frankel(1)	65	Independent Director	2020
Farris G. Kalil(2)	81	Independent Director	2020
Simon Leopold(1)	52	Independent Director	2020
William S. Rubenfaer(1)	75	Independent Director	2020
Richard Agree	76	Executive Chairman of the Board and Director	2021
Jerome Rossi	76	Independent Director	2021
Joel Agree	41	Chief Executive Officer and Director	2022
Craig Erlich	52	Independent Director	2022
Gregory Lehmkuhl	47	Independent Director	2022

(1)
Standing for re-election to a three-year term.

(2)
Standing for re-election to a one-year term.

The biographical descriptions below set forth certain information with respect to the director nominees and continuing directors of the Board. The Board has identified specific attributes of each director that the Board has determined qualify that person for service on the Board.
Merrie S. Frankel has been a Director of our Company since October 2016. Ms. Frankel is currently President of Minerva Realty Consultants, LLC, an independent REIT and ratings advisory firm that also provides litigation support for REITs, public and private companies and funds. Prior to Minerva Realty Consultants, LLC, Ms. Frankel spent 18 years at Moody’s Investors Service in the Commercial Real Estate Finance Group as Vice President and Senior Credit Officer, where she was responsible for rating REITs and real estate operating companies in the United States and Canada. Prior to her time at Moody’s, she was Senior Vice President and Director of Portfolio Management for the Argo Funds and also held numerous positions within the real estate industry at notable companies including Ernst & Young, Cushman & Wakefield, J.P. Morgan Securities and Salomon Brothers Inc. Ms. Frankel is currently an adjunct professor at Columbia University’s Graduate School of Architecture, Planning and Preservation and New York University’s Schack Institute of Real Estate where she teaches capital markets. She holds J.D. and M.B.A. degrees from

Hofstra University and graduated with a B.A. in English from the University of Pennsylvania with numerous honors. Among her industry affiliations, she is a Trustee and previously chaired the New York District Council for the Urban Land Institute, chairs the Investment Policy Committee for the Financial Women’s Association of New York, served as a recent Treasurer of the New York Women Executives in Real Estate Charitable Fund, a board member and chair of the Audit/Finance committee for the Martha Graham Dance Company, and sits on the Editorial Advisory Board for Nareit.
The Board has determined that it is in the best interests of our Company and our stockholders for Ms. Frankel, in light of her experience as a senior executive in the real estate and financial services industries, as well as her significant expertise in capital markets, accounting and REITs, to continue to serve as a director of the Board, subject to stockholder approval at this annual meeting.
Farris G. Kalil has been a Director of our Company since December 1993. Mr. Kalil has been a financial investor since June 1999. From November 1996 until his retirement in May 1999, Mr. Kalil served as Director of Business Development for the Commercial Lending Division of Michigan National Bank, a national banking institution. From May 1994 to November 1996, Mr. Kalil served as a Senior Vice President for Commercial Lending at First of America Bank — Southeast Michigan, N.A. Prior thereto, Mr. Kalil served as a Senior Vice President of Michigan National Bank where he headed the Commercial Real Estate Division, Corporate Special Loans, Real Estate Asset Management/Real Estate Owned Group, and the Government Insured Multi-Family Department. Mr. Kalil received his B.S. from Wayne State University and continued his education at the Northwestern University School of Mortgage Banking.
The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Kalil, in light of his corporate accounting expertise and his extensive banking and finance experience, including his experience as head of the Commercial Real Estate Division, Corporate Special Loans, Real Estate Asset Management/Real Estate Owned Group at Michigan National Bank, to continue to serve as a director of the Board, subject to stockholder approval at this annual meeting.
Simon Leopold has been a Director of our Company since July 2019. Mr. Leopold has served as Executive Vice President and Chief Financial Officer of Taubman Centers, Inc. (“Taubman”) since January 2016, and has served as Treasurer of Taubman since September 2012. Mr. Leopold joined Taubman in September 2012 as Senior Vice President, Capital Markets and Treasurer, and he became Executive Vice President, Capital Markets and Treasurer in March 2015. Previously, Mr. Leopold served as managing director in the real estate investment banking groups at Deutsche Bank (1999 to 2011), KBW (2011 to 2012) and UBS (2012). Mr. Leopold also worked in New York City government in a variety of urban planning and economic development positions in the Office of the Mayor, Department of City Planning and the city’s Economic Development Corporation. He is a member of Nareit, the International Council of Shopping Centers and the Urban Land Institute.
The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Leopold, in light of his experience as an executive officer of a publicly traded REIT and his extensive expertise in capital markets, investment banking, accounting and REITs, to continue to serve as a director of the Board, subject to stockholder approval at this annual meeting.
William S. Rubenfaer has been a Director of our Company since December 2007. He is a partner in the certified public accounting firm of Rubenfaer & Associates, P.C., which he founded in 1979. He is also an Investment Advisor Representative for Blue Chip Partners, Inc., a registered investment advisory firm. Previously, Mr. Rubenfaer was the managing member of Sage Capital Management, L.L.C., a registered investment advisory firm. He is active in community activities, including serving as a past president and board member of the Bloomfield Hills, Michigan School District. Mr. Rubenfaer is a certified public accountant and a member of the American Institute of Certified Public Accountants and the Michigan Association of CPAs.
The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Rubenfaer, in light of his extensive corporate accounting, tax and finance experience and his many years of local community service activities, to continue to serve as a director of the Board, subject to stockholder approval at this annual meeting.

Richard Agree has been the Executive Chairman of the Board since January 2013. From December 1993 until January 2013, he was our Chief Executive Officer and Chairman of the Board. Prior thereto, he worked as managing partner of the general partnerships which held our properties prior to the formation of our Company and the initial public offering and was President of the predecessor company since 1971. Mr. Richard Agree has managed and overseen the development of over eight million square feet of retail real estate during the past 48 years. He is a graduate of the Detroit College of Law, a member of the State Bar of Michigan and the International Council of Shopping Centers. Mr. Richard Agree is the father of Mr. Joel Agree, our Chief Executive Officer and one of our Directors.
The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Richard Agree, in light of his extensive company-specific, operational, market and finance experience as the founder and former Chief Executive Officer of our Company, his leadership abilities and his expertise in the ownership, development, acquisition and management of retail real estate net leased to national tenants, to continue to serve as a director of the Board.
Jerome Rossi has been a Director of our Company since January 2015. Mr. Rossi is the Chief Executive Officer of R&R Consulting and the Chairman of Gabe’s stores, a private fashion discount retailer. Mr. Rossi was previously Senior Executive Vice President and Group President of The TJX Companies from 2005 until January 2015. He served as Chief Operating Officer of HomeGoods from 2000 to 2005, Executive Vice President and Chief Operating Officer of The Marmaxx Group from 1995 to 2000 and President and Chief Executive Officer of Marshalls from 1990 to 1995. Mr. Rossi began his career in 1967 as a Certified Public Accountant with Arthur Young & Co. Mr. Rossi currently serves on the Board of Directors of Home Base, the Board of Advisors at Bentley College, the Board of Directors at Bethany Hill School, the Board of Overseers at Newton Wellesley Hospital, the Board of Overseers at Beth Israel Hospital and the Board of Directors of The National Domestic Violence Hotline.
The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Rossi, in light of his extensive career as a senior executive, deep knowledge of retail real estate and retail operations, strong leadership capabilities and public company experience, to continue to serve as a director of the Board.
Joel Agree has been our President and a Director since June 2009. He was appointed as Chief Executive Officer in January 2013, and from June 2009 to that date he served as Chief Operating Officer. Prior to being promoted to President and Chief Operating Officer, from January 2006 to June 2009, Mr. Joel Agree served as our Executive Vice President. He is a member of the State Bar of Michigan and the International Council of Shopping Centers. He holds a Juris Doctor degree from Wayne State University Law School and a Bachelor of Arts degree in Political Science from the University of Michigan. Joel Agree is the son of Richard Agree, our Executive Chairman.
The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Joel Agree, in light of his day-to-day company-specific operational, management and market experience through his position as President and Chief Executive Officer of our Company, to continue to serve as a director of the Board.
Craig Erlich has been a Director of our Company since July 2018. Mr. Erlich is an Executive Vice President and General Manager of the George P. Johnson Company (“GPJ”), a global experiential marketing firm with 30 offices worldwide. Mr. Erlich has full responsibility for operations in GPJ’s world headquarters in Detroit, Michigan and its Nashville, Tennessee facilities. Prior to GPJ, Mr. Erlich was the owner, President and Chief Executive Officer of pulse220, a boutique meetings and events firm which he successfully sold to GPJ in 2015. Prior to pulse220, Mr. Erlich served as the President of QMS, a direct marketing and fulfillment firm in Detroit, Michigan. Mr. Erlich is a two-time nominee of the Ernst & Young Entrepreneur of the Year award and holds a Bachelor of Arts in Marketing from the Eli Broad College of Business at Michigan State University. Mr. Erlich currently serves on the Executive Board of the Michigan and Northwest Ohio Chapter of JDRF (formerly called the Juvenile Diabetes Research Foundation).
The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Erlich, in light of his extensive operational and business development expertise, to continue to serve as a director of the Board.

Gregory Lehmkuhl has been a Director of our Company since July 2018. Mr. Lehmkuhl is the President and Chief Executive Officer of Lineage Logistics and oversees all facets of the company’s operations nationwide. Prior to joining Lineage, Mr. Lehmkuhl served as Corporate Executive Vice President for Con-Way and President of Con-Way Freight, where he was responsible for overall company operating and financial performance, strategic planning and business plan development, as well as direction of the company’s continuous improvement processes. Prior to Con-Way, he held senior management positions at Menlo Worldwide Logistics, Delphi Automotive Systems and Penske Logistics. Mr. Lehmkuhl holds a Bachelor’s Degree in Business from Michigan State University as well as a Master of Business Administration from Oakland University.
The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Lehmkuhl, in light of his extensive operational and executive experience, to continue to serve as a director of the Board.

BOARD MATTERS
The Board of Directors
The Board has general oversight responsibility for our affairs, and the directors, in exercising their duties, represent and act on behalf of the stockholders. Although the Board does not have responsibility for our day-to-day management, it stays regularly informed about our business and provides guidance to management through periodic meetings and other informal communications. The Board is significantly involved in, among other things, the strategic and financial planning process, leadership development and succession planning, as well as other functions carried out through the Board committees as described below.
Board Leadership Structure.   The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing board leadership and the right board leadership structure may vary as circumstances warrant.
Richard Agree served as our Chairman of the Board and Chief Executive Officer from December 1993 to January 2013 and has served as our Executive Chairman of the Board since January 2013. Joel Agree served as our President and Chief Operating Officer until his promotion to Chief Executive Officer in January 2013 and has served as a director since June 2009. Subject to the direction of the Board, including the Executive Chairman, Joel Agree has general responsibility and ultimate authority for the implementation of our policies. Based on a recent review of the Board leadership structure in 2019, the Board created the Lead Independent Director position to further promote independence and to demonstrate our commitment to corporate governance. The Board appointed Craig Erlich to serve as the Lead Independent Director in December 2019.
The Board, which consists of a majority of independent directors, exercises a strong, independent oversight function. This oversight function is enhanced by the fact that the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are comprised entirely of independent directors and by oversight by the Lead Independent Director. Under our Amended and Restated Bylaws (the “Bylaws”) and Corporate Governance Guidelines, the Board has the ability to change its structure, should that be deemed appropriate and in the best interest of our Company and our stockholders. The Board believes that these factors provide the appropriate balance between the authority of those who oversee our Company and those who manage it on a day-to-day basis.
Risk Management.   The Board takes an active and informed role in our risk management policies and strategies. Our executive officers, who are responsible for our day-to-day risk management practices, present to the Board on the material risks to our Company, including credit risk, liquidity risk and operational risk. At that time, the management team also reviews with the Board our risk mitigation policies and strategies specific to each risk that is identified. Our Compensation Committee reviews and determines whether any of our compensation policies or practices subject the Company to inappropriate risk. Throughout the year, management monitors our risk profile and updates the Board as new material risks are identified or the aspects of a risk previously presented to the Board materially change.
Meetings.   The Board and its committees meet throughout the year at regularly scheduled meetings, and also hold special meetings and act by written consent as appropriate. The Board met four times during 2019. During 2019, each director attended 75% or more in aggregate of  (i) the number of meetings of the Board and (ii) the number of meetings held by all committees of the Board on which such director served. It has been and is the policy of the Board that directors attend annual meetings of stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance by the director with the Chairman of the Board. Each director serving on the Board at the time of the 2019 annual meeting attended our 2019 annual meeting of stockholders.
Lead Independent Director.   Our independent directors meet in executive sessions at least twice a year without management. In 2019, the Board appointed Craig Erlich as its Lead Independent Director. As Lead Independent Director, Mr. Erlich presides at executive sessions of our independent directors and Board meetings at which the Executive Chairman is not present; serves as liaison between the Executive Chairman and management as needed; reviews and approves Board meeting agendas, topics and schedules; communicates as appropriate with the Executive Chairman and management regarding matters discussed by the independent directors; and performs other duties as the Board may from time to time delegate to assist the Board in fulfilling its responsibilities.
Director Independence.   The NYSE listing standards set forth objective requirements for a director to satisfy, at a minimum, in order to be determined to be independent by the Board. In addition, in order to conclude a director is independent in accordance with the NYSE listing standards, the Board must also consider all relevant facts and circumstances, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, which require that a majority of our directors be independent within the meaning of the NYSE listing standards, the Board undertook a review of the independence of all non-management directors. The Board has affirmatively determined, assisted by the standards set forth above, that Ms. Frankel, and each of Messrs. Erlich, Kalil, Lehmkuhl, Leopold, Rossi, and Rubenfaer are independent directors in accordance with the NYSE listing standards and our Corporate Governance Guidelines and do not have a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of the Board. In making this determination, the Board has considered the relationships described below under “Related Person Transactions,” and determined they do not affect independence. The Board’s director independence standards outlined in our Corporate Governance Guidelines can be found on our website at www.agreerealty.com in the Corporate Governance section.
Stock Ownership Requirements.   In May 2009, in order to further align the interests of certain of our executive officers and directors with the interest of our stockholders, and to promote our commitment to sound corporate governance, the Board adopted stock ownership guidelines. The stock ownership guidelines apply to the Executive Chairman, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, General Counsel and independent directors. In September 2019, the Board adopted revised stock ownership guidelines for non-employees directors. A summary of those guidelines is set forth in “Compensation Discussion and Analysis” under the heading “Stock Ownership Guidelines.”
Committees of the Board
The Board has delegated various responsibilities and authority to four standing committees of the Board. Each committee regularly reports on its activities to the full Board. Each committee, other than the Executive Committee, operates under a written charter approved by the Board, which is reviewed annually by the respective committees of the Board and is available in the Corporate Governance section of our website at www.agreerealty.com. The Audit Committee, the Compensation Committee and the Nominating and Governance Committee are composed entirely of independent directors. In addition, the Board has determined that each member of the Audit Committee and the Compensation Committee qualifies as independent in accordance with the additional independence rules established by the SEC and NYSE. The table below sets forth the current membership of the four standing committees of the Board and the number of meetings in 2019 of such committees:
Name	Audit	Compensation	Nominating and Governance	Executive
Richard Agree				Chair
Joel Agree				✓
Craig Erlich		✓	✓
Merrie S. Frankel	✓		Chair
Farris G. Kalil	Chair	✓
Gregory Lehmkuhl		✓	✓
Simon Leopold	✓
Jerome Rossi		✓	✓	✓
William S. Rubenfaer	✓	Chair		✓
Meetings	4	2	2	1

Audit Committee.   The Audit Committee is responsible for providing independent, objective oversight of our auditing, accounting and financial reporting processes, including reviewing the audit results and monitoring the effectiveness of our internal audit function. In addition, the Audit Committee engages the independent registered public accounting firm. See “Report of the Audit Committee”, “Audit Committee Matters” and the Audit Committee’s charter for additional information on the responsibilities and activities of the Audit Committee.
The Board has determined that each Audit Committee member has sufficient knowledge in reading and understanding financial statements to serve thereon and is otherwise financially literate and that Ms. Frankel and Messrs. Leopold and Rubenfaer qualify as “audit committee financial experts” as that term is defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has further determined that Ms. Frankel and each of Messrs. Kalil, Leopold, and Rubenfaer possess financial management expertise within the meaning of the listing standards of the NYSE.
Compensation Committee.   The Compensation Committee is responsible for overseeing compensation and benefit plans and policies, reviewing and approving equity grants and otherwise administering share-based plans, and reviewing and approving annually all compensation decisions relating to our executive officers. The Compensation Committee also has authority to grant awards under the Agree Realty Corporation 2014 Equity Incentive Plan (the “2014 Plan”). See “Compensation Discussion and Analysis”, “Compensation Committee Report” and the Compensation Committee’s charter for additional information on the responsibilities and activities of the Compensation Committee.
Role of Management.   After consultation with our executive officers, Joel Agree, our President and Chief Executive Officer, makes recommendations to the Compensation Committee with respect to the design and implementation of the compensation program for the named executive officers. See “Compensation Discussion and Analysis — Determining Compensation for named executive officers.”
Role of Compensation Consultant.   The Company regularly engages Meridian Compensation Partners, LLC (“Meridian”) to assist the Company and the Compensation Committee with matters related to the Company’s establishment of, accounting for, and benchmarking of its executive compensation program. The Compensation Committee determined that Meridian meets the criteria for an independent consultant in accordance with SEC guidelines for such services.
Nominating and Governance Committee.   The Nominating and Governance Committee is responsible for establishing the requisite qualifications for directors, identifying and recommending the nomination of individuals qualified to serve as directors, establishing corporate governance practices in compliance with applicable regulatory requirements and consistent with the highest standards, recommending to the Board the corporate governance guidelines applicable to the Company, leading the Board in its annual review of the performance of the Board and management, recommending directors for each Board committee and overseeing the evaluation of the Board, including its committees, and management of the Company. The Nominating and Governance Committee also establishes corporate governance practices in compliance with applicable regulatory requirements consistent with the highest standards and recommends to the Board the corporate governance guidelines applicable to us. See the Nominating and Governance Committee’s charter for additional information on the responsibilities and activities of the Nominating and Governance Committee.
Director Qualifications.   Our Nominating and Governance Committee has established policies for the desired attributes of the Board as a whole, including as set forth in our Corporate Governance Guidelines. The Board seeks to ensure that a majority of its members are independent within the NYSE listing standards. Further, each director generally may not serve as a member of more than three other public company boards. In addition, Audit Committee members may not simultaneously serve on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee. Each director must possess personal integrity, leadership skills, a business and professional background that would complement the skills and experience on the Board, the ability to think strategically about the long-term interests of the Company and our stockholders, and a breadth of knowledge about matters affecting the Company and its industry. In addition, directors must be committed to devoting the time and effort necessary to be responsible and productive members of the Board. The Board values diversity, in its broadest sense, reflecting, but not limited to, profession, gender, race, ethnicity, age, skills and experience and endeavors to include women and minority candidates in the qualified pool from which Board candidates are chosen. The Nominating and Governance Committee conducts reviews of current directors in light of the considerations described above and their historical contributions to the Board. The Board reviews the effectiveness of its director candidate nominating practices annually.
Identifying and Evaluating Nominees.   Generally, the Nominating and Governance Committee will re-nominate incumbent directors who continue to satisfy its criteria for membership on the Board, who it believes will continue to make important contributions to the Board and who consent to continue their service on the Board.
Our Nominating and Governance Committee periodically assesses the appropriate number of directors comprising the Board and whether any vacancies on the Board are expected due to retirement or otherwise. The Nominating and Governance Committee will evaluate the qualifications set forth above and may consider additional factors it deems appropriate including judgment, skill, strength of character, experience with businesses and organizations comparable to our size or scope and specialized knowledge or experience. Depending on the current needs of the Board, certain factors may be weighted more or less heavily by the Nominating and Governance Committee.
The Nominating and Governance Committee considers candidates for the Board from any responsible source, including current Board members, stockholders, professional search firms or other persons. The Nominating and Governance Committee does not evaluate candidates differently based on who has made the recommendation. The Nominating and Governance Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.
Stockholder Nominees.   Our Bylaws permit stockholders to nominate directors for consideration at an annual meeting of stockholders. We did not receive any director nominations by stockholders for the 2020 annual meeting. The Nominating and Governance Committee will consider properly submitted stockholder submissions for nominations to the Board and will apply the same evaluation criteria in considering such nominees as it would to persons nominated under any other circumstances. Such nominations may be made by a stockholder entitled to vote, who delivers written notice along with the additional information and materials to our Secretary in compliance with the requirements set forth in our Bylaws and below in “Additional Information — Proposals for 2021 Annual Meeting.”
Any stockholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee’s name, sufficient biographical information to demonstrate that the nominee meets the qualification requirements for Board service as set forth under “Director Qualifications,” and such other information regarding each nominated person as set forth in our Bylaws and that would be required in a proxy statement filed pursuant to the SEC’s proxy rules in the event of an election contest. The nominee’s written consent to the nomination should also be included with the nominating submission, which should be addressed to: Agree Realty Corporation, 70 E. Long Lake Road, Bloomfield Hills, MI 48304, Attention: Secretary.
Executive Committee.   The Executive Committee has the authority to acquire and dispose of real property and the power to authorize, on behalf of the full Board, the execution of certain contracts and agreements, including those related to our borrowing of money, and generally to exercise all other powers of the Board except for those which require action by a majority of the independent directors or the entire Board.
Compensation Committee Interlocks and Insider Participation
During 2019, the Compensation Committee consisted of William S. Rubenfaer (Chairman), Craig Erlich, Farris G. Kalil, John Rakolta Jr. (until his resignation in September 2019), Greg Lehmkuhl, and Jerome Rossi. None of the Compensation Committee members has served as an officer or employee of our Company or any of our subsidiaries. In addition, during 2019, none of the Company’s executive officers served on the board of directors or compensation committee (or committee performing equivalent functions) of any other company that had one or more executive officers serving on the Board or Compensation

Committee. No member of the Compensation Committee has any other business relationship or affiliation with our Company or any of our subsidiaries (other than his service as a director).
Director Compensation
The Compensation Committee establishes and oversees our director compensation program. Director compensation is established with a view to attract highly qualified non-management directors and fairly compensate non-management directors for their time and effort on behalf of stockholders. Each non-management director who is not an employee of, or affiliated with, the Company received an annual fee of $50,000 in 2019. Effective 2020, the Compensation Committee approved increasing the annual fee for each non-management director to $60,000. In 2019, four Directors elected to receive all or a portion of the annual fee in common stock. Payment of the annual fee is made in February following the fiscal year in which the non-management director served on the Board. The amount of common stock issued was determined by dividing the dollar amount of each Director’s fee by the closing price of the common stock on February 21, 2020, which was $79.62. Directors who are employees or officers of our Company or any of our subsidiaries do not receive any additional compensation for serving on the Board or any committees thereof.
The Chairperson of the Audit Committee and the Lead Independent Director each receive $6,000, which is subject to the same cash or common stock election described above. Directors do not receive any additional compensation in any form for their service, including for attendance at meetings of the Board or its committees. The Company reimburses directors for out-of-pocket expenses incurred in connection with their service on the Board.
The following table provides compensation information for the year ended December 31, 2019 for each non-management director.
Name	Fees Earned or Paid in Cash(1)
Craig Erlich	$51,956
Merrie S. Frankel	50,000
Farris G. Kalil	56,000
Gregory Lehmkuhl	50,000
Simon Leopold	20,833
John Rakolta, Jr.(2)	36,300
Jerome Rossi	50,000
William S. Rubenfaer	50,000

(1)
Four of our non-management directors elected to receive shares of our common stock in lieu of cash for payment of the fees payable to them for their service in 2019. Ms. Frankel elected to receive 50% of the fees payable to her for her service in 2019 in the form of common stock, with the remaining 50% of the fees paid in cash. The aggregate numbers of shares of common stock earned by the non-management directors for their service in 2019 were as follows: Mr. Erlich, 653; Ms. Frankel, 314; Mr. Leopold, 262; and Mr. Rubenfaer, 628. These shares were issued based on $79.62, the fair market value of our common stock on February 21, 2020.

(2)
Mr. Rakolta served on the Board until his resignation on September 25, 2019.

Corporate Governance
The Board has adopted Corporate Governance Guidelines, a copy of which can be found in the Corporate Governance section of our website at www.agreerealty.com. These guidelines address, among other things, director responsibilities, qualifications (including independence), compensation and access to management and advisors. The Nominating and Governance Committee is responsible for overseeing and reviewing these guidelines and recommending any changes to the Board.

The Board also has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), which sets out basic principles to guide the actions and decisions of all of our employees, officers, including our chief executive officer, chief financial officer and chief accounting officer, and directors. The Code of Conduct, also available in the Corporate Governance section of our website at www.agreerealty.com, covers numerous topics including honesty, integrity, conflicts of interest, compliance with laws, corporate opportunities and confidentiality. Waivers of the Code of Conduct are discouraged, but any waiver that relates to our executive officers or directors may only be granted by the Board. See “Related Person Transactions” for additional information on the Board’s policies and procedures regarding related person transactions.
A copy of our committee charters, Corporate Governance Guidelines and Code of Conduct will be sent to any stockholder, without charge, upon written request to our executive offices: Agree Realty Corporation, 70 E. Long Lake Road, Bloomfield Hills, MI 48304, Attention: Secretary.
Communications with the Board
Interested parties who want to communicate with our non-management directors confidentially may do so by sending correspondence to:
Non-Management Directors
Agree Realty Corporation
70 E. Long Lake Road
Bloomfield Hills, MI 48304
Attention: Secretary
Please note that the mailing envelope must contain a clear notification that it is confidential and your letter should indicate whether you are a stockholder of the Company.
Interested parties and stockholders of the Company who want to communicate with the Board or any individual director can write to:
Agree Realty Corporation
70 E. Long Lake Road
Bloomfield Hills, MI 48304
Attention: Secretary
Your letter should indicate that you are an interested party or a stockholder of the Company. Depending on the subject matter, the Secretary will:
•
forward the communication to the director or directors to whom it is addressed;

•
attempt to handle the inquiry directly; for example, where it is a request for information about our Company or if it is a stock-related matter; or

•
not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

EXECUTIVE OFFICERS
The following table sets forth our executive officers, followed by biographical information regarding each executive officer who is not also a director.
Name	Age	Title
Richard Agree	76	Executive Chairman of the Board and Director
Joel Agree	41	President, Chief Executive Officer and Director
Clayton R. Thelen	35	Chief Financial Officer and Secretary
Laith M. Hermiz	49	Chief Operating Officer and Executive Vice President
Danielle Spehar	52	General Counsel
David A. Wolff	50	Chief Accounting Officer
Clayton R. Thelen has been our Chief Financial Officer and Secretary since December 2017. Prior to joining the Company, Mr. Thelen served as Chief Financial Officer at AJ Capital Partners, a real estate private equity firm. In his role at AJ Capital Partners he was responsible for the strategy and execution of capital markets transactions. Prior to joining AJ Capital Partners, he held the position of Vice President, Capital Markets, Acquisitions and Treasurer at Strategic Hotels & Resorts Inc., a publicly traded REIT, until its sale in 2015. In his role at Strategic Hotels & Resorts Inc., he led the financial planning and analysis and treasury functions as well as the execution of capital markets transactions. Mr. Thelen is a certified public accountant and began his career with Ernst & Young, LLP. Mr. Thelen holds a Bachelor of Arts in Accounting from Michigan State University, a Master of Science in Accounting from Michigan State University and a Master of Business Administration from the University of Chicago Booth School of Business.
Laith M. Hermiz has been our Executive Vice President since April 2010 and our Chief Operating Officer since November 2015. Prior to joining our Company, Mr. Hermiz served as Vice President Development/Redevelopment of Ramco-Gershenson Properties Trust from July 2007 to April 2010. Previously, Mr. Hermiz was Managing Director of Joseph Freed and Associates LLC from April 2004 to July 2007. Mr. Hermiz holds a Bachelor of Science degree from Loyola University — Chicago and a Juris Doctor degree from University of Detroit Mercy School of Law. He is a licensed attorney and real estate broker in the State of Michigan and is an active member of the State Bar of Michigan and the International Council of Shopping Centers.
Danielle Spehar joined the Company in 2016 as Vice President of Transactions and was promoted to General Counsel in February 2019. She is responsible for leading the Company’s transaction team and managing the Company’s legal affairs. Prior to joining the Company, Ms. Spehar was engaged in the private practice of law at Maddin, Hauser, Roth & Heller, P.C. from November 2001 to December 2016, where she previously served as a member of the firm’s Executive Committee, co-head of the firm’s Real Estate Practice Group and member of the firm’s Recruiting Committee. She has extensive experience in the leasing and the acquisition, sale, and development of commercial real estate. Ms. Spehar holds a Juris Doctor degree from the University of Detroit Mercy School of Law, a Master of Business Administration from Wayne State University and a Bachelor of Science in Business Administration from Central Michigan University. She is a member of the Real Property Section and the Commercial Real Estate Development and Ownership Committee of the State Bar of Michigan as well as the American Bar Association.
David Wolff has been our Chief Accounting Officer since February 2019. Prior to joining the Company, he served as Vice President, Financial Reporting and Chief Accounting Officer at Taubman Centers, Inc. and The Taubman Company LLC (collectively, “Taubman”) from March 2015 to November 2018. During his tenure at Taubman, Mr. Wolff served in various financial reporting, compliance and technical accounting capacities, including Vice President, Financial Reporting from March 2012 to March 2015 and Director, Accounting Standards & Compliance. Prior to joining Taubman in 1997, Mr. Wolff was an audit manager at Deloitte & Touche, where he worked for seven years.

COMPENSATION DISCUSSION AND ANALYSIS
Overview of Compensation Program
The Compensation Committee (referred to as the “Committee” in this section), composed entirely of independent directors, administers our executive compensation program. The Committee’s responsibilities include recommending and overseeing compensation, benefit plans and policies, reviewing and approving equity grants, administering share-based and unit-based plans, and reviewing and approving, annually, all compensation decisions relating to our executive officers. This section of the proxy statement explains how our compensation programs are designed and operate with respect to our named executive officers, which includes Richard Agree, our Executive Chairman; Joel Agree, our President and Chief Executive Officer; Laith Hermiz, our Executive Vice President and Chief Operating Officer; Clayton Thelen our Chief Financial Officer and Secretary; and Danielle Spehar our General Counsel. The following discussion and analysis should be read together with the tables and related footnote disclosures detailed below.
Compensation Objectives and Philosophy
Our compensation program for the named executive officers generally consists of base salary, annual incentive awards, long-term share-based and unit-based incentive awards and certain other benefits. We also provide certain severance arrangements for certain of our named executive officers. The following summarizes the key principles and objectives of our approach to executive compensation:
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Provide total compensation that is both fair and competitive.   To attract and reduce the risk of losing the services of valuable officers but avoid the expense of excessive pay, compensation should be competitive. The Committee assesses the competitiveness of our compensation for our executive officers by comparing our compensation to executive officer compensation at peer public companies.

•
Attract, retain and motivate key executives who are critical to our operations.   The primary purpose of our executive compensation program has been, and is, to achieve our business objectives by attracting, retaining and motivating talented executive officers by providing incentives and economic security.

•
Reward superior individual and Company performance on both a short-term and long-term basis.    Performance-based pay aligns the interests of management with the interests of our stockholders. Performance-based compensation motivates and rewards individual efforts and company success.

•
Align executives’ long-term interests with those of our stockholders.   The Company seeks to align these interests by providing a significant portion of executive officer compensation in the form of common stock. Through stock ownership guidelines for named executive officers and grants of restricted common stock that vest over a period of five years and performance unit awards, the amount of which are based on total shareholder return, the value of the executive officers’ total compensation should increase as total returns to stockholders increase. The Company expects the value of these elements as a percentage of each executive officer’s annual base salary to motivate executive officers to continually improve their performance and create value for the Company over the long-term. In 2020, the Company’s executive compensation program is designed to reward favorable execution of specific Company performance goals.

The Committee seeks to ensure the foregoing objectives are achieved by considering individual performance reviews, Company performance, hiring and retention needs, internal pay equity, market data and other external market pressures in finalizing its compensation determinations.
Determining Compensation for Named Executive Officers
The Committee meets without management present to determine the compensation of the named executive officers. Prior to such meeting, the Committee receives compensation recommendations from Joel Agree, our President and Chief Executive Officer. We believe that because of his experience with our Company and his involvement in setting and executing the Company’s business goals, strategies, and performance, he is able to provide valuable input regarding the overall effectiveness of the management team and each individual’s contribution to our performance. Joel Agree’s recommendations are supported by formal performance reviews for each named executive officer which include an evaluation of the individual’s performance against pre-determined performance metrics. The Committee retains the discretion to modify his recommendations and reviews such recommendations for their reasonableness based on Company performance, market information, and the Committee’s compensation philosophy and related considerations. Joel Agree does not provide input with respect to his own compensation.
In 2019, the Company and the Committee utilized Meridian to assist the Company with matters related to the Company’s establishment of, accounting for, and benchmarking of its executive compensation program.
Compensation Committee Consideration of the 2019 Vote on Executive Compensation
In determining our executive compensation program for the remainder of 2019 and for 2020 the Committee generally considered the results of the 2019 advisory vote of our stockholders on executive compensation presented in our 2019 proxy statement. The Committee noted that more than 94% of the votes cast approved the compensation of our named executive officers as described in our 2019 proxy statement. The Committee considered these voting results supportive of the Committee’s general executive compensation practices.
Elements and Criteria of Compensation in 2019 for Named Executive Officers
Our compensation program for named executive officers generally consists of base salary, annual cash incentive awards, long-term share-based and unit-based incentive awards and certain other benefits. The Committee believes that incentive awards and long-term share-based and unit-based incentive awards should relate to objectives established by the Board and management to achieve the Company’s financial and other objectives. We also provide certain severance arrangements for certain of our named executive officers.
The Committee assessed the competitiveness of the Company’s current compensation levels for the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, and the General Counsel. This assessment compared the Company’s compensation of certain named executive officers to the same officer levels of a peer group of 12 publicly-traded REITs that were selected either because their enterprise value, market capitalization or total assets were generally comparable to ours. The members of the peer group are:
Cedar Realty Trust	Monmouth Real Estate Investment Corporation
Chatham Lodging Trust	RPT Realty
Chesapeake Lodging Trust	Rexford Industrial Realty, Inc.
Four Corners Property Trust, Inc.	Summit Hotel Properties
Getty Realty Corporation	Terreno Realty Corporation
Lexington Realty Trust	Urstadt Biddle Properties, Inc.
According to the materials provided to the Committee, which members of management prepared and Meridian reviewed: (i) enterprise values of the peer group ranged from approximately $1.1 billion to approximately $6.4 billion, and the Company’s enterprise value was in the 82nd percentile of the peer group; (ii) market capitalizations of the peer group ranged from approximately $200 million to approximately $5.5 billion, and the Company’s market capitalization was in the 86th percentile of the peer group.
The materials provided to the Committee and reviewed by Meridian included the tenure of the executive officers of the peer group companies in their current positions, as well as the following compensation components for the executive officers of the peer group companies: (i) base salary (data primarily from 2018), (ii) target annual incentives (data primarily from 2018), (iii) target total cash compensation (sum of  (i) and (ii)), (iv) long-term incentives (data primarily from 2018) and (v) total direct compensation (sum of  (iii) and (iv)).
The materials showed that the 2019 base salary level for certain named executive officers was below the peer group’s 25th percentile. The following table provides a summary of the base salary, the cash incentive awards, the long-term incentive grant date fair value and the total direct compensation of certain named executive officers compared to the mean of those of the peer group:
	Company versus Peer Group Mean
	Base Salary	Cash Incentive Award	Long-Term Incentive Grant Date Fair Value	Total Direct Compensation
Chief Executive Officer	1%	68%	47%	42%
Chief Financial Officer	-24%	-33%	-53%	-40%
Chief Operating Officer	-17%	-48%	-54%	-42%
General Counsel	-32%	-59%	-66%	-54%
The Company sets annual base salaries at a level it believes necessary to attract and retain the named executive officers, commensurate with the officers’ responsibilities, reputations and experience. The Company sets annual cash target incentive awards at levels it believes necessary to attract and retain the named executive officers, the amount of which ultimately is approved by the Committee and depends on management’s achievement of certain Company and individual objectives. The Company has also determined to pay time-based long-term equity incentive compensation to encourage the named executive officers to pursue strategies that will create long-term value for our stockholders, to align with our stockholders by tying a significant portion of compensation to the value of common stock with time-based vesting and to promote continuity of management by retaining the named executive officers.
For fiscal year 2019, the Committee determined that executive compensation would consist of: (i) annual cash base salaries; (ii) annual cash incentive awards; and (iii) two forms of long-term equity-based compensation — 50% restricted share awards subject to time-based vesting provisions over a five-year period and 50% performance-based equity awards subject to a performance-based measurement period of three years and vesting provisions over a three-year period.
The following narrative discusses the components of fiscal year 2019 compensation.
Base Salary
The Committee believes that base salary is a primary factor in retaining and attracting key employees in a competitive marketplace, as well as preserving an employee’s commitment during downturns in the REIT industry and/or equity markets. When determining the base salary for each of the named executive officers, the Committee considers the individual’s experience, current performance, potential for advancement, internal pay equity and market data.
The base salaries paid to the named executive officers in 2019 are set forth below in the “Executive Compensation Tables — Summary Compensation Table.” From 2018 to 2019 and from 2019 to 2020, Richard Agree’s base salary did not increase and remained at $150,000, which he elected, and the Committee approved, to receive in the form of restricted stock. Mr. Richard Agree was awarded 1,884 shares subject to time-based vesting provisions over a five-year period with a grant date fair value per share of  $79.62 based on the closing sales price of our common stock on February 21, 2020. Joel Agree’s base salary was $625,000 in 2018 and $675,000 in 2019, an increase of 8%. Mr. Thelen’s base salary was $250,000 in 2018 and $285,000 in 2019, an increase of 14%. Laith Hermiz’s base salary was $300,000 in 2018 and $315,000 in 2019, an increase of 5%. Danielle Spehar’s base salary was $194,250 in 2018 and $250,000 in 2019, an increase of 29% due to her promotion to General Counsel in February 2019.
Effective March 1, 2020, the Committee approved annual base salaries for Joel Agree, Clay Thelen, Laith Hermiz and Danielle Spehar of  $750,000, $314,000, $315,000 and $300,000, respectively.
The Executive Incentive Plan
The Company maintains an Executive Incentive Plan under which annual cash and long-term equity incentive awards for 2019 were granted to our participating named executive officers by our Compensation Committee. For purposes of the Executive Incentive Plan, participating named officers include the Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer. Because Ms. Spehar was not

promoted to General Counsel until February 2019, Ms. Spehar’s incentive awards for 2019 were not granted pursuant to the Executive Incentive Plan. Beginning in 2020, Ms. Spehar’s incentive awards will be determined in accordance with the Executive Incentive Plan. All equity awarded under the Executive Incentive Plan is granted pursuant to the 2014 Plan.
In 2019, the Committee continued its practice of awarding annual cash awards and long-term equity incentive awards under the Executive Incentive Plan. In February 2019, following a review of the Company’s long-term equity incentive award program against that of its peer group, the Committee amended its Executive Incentive Plan through the establishment of fixed equity awards for each named executive officer at the beginning of the 2019 incentive plan year. In connection with this decision, in February 2020, the Committee granted to the named executive officers long-term equity incentive awards comprised of restricted common stock and performance units for the 2019 incentive plan year. The restricted common stock awards are subject to time-based vesting conditions, and the restricted performance unit awards are subject to performance-based vesting conditions, which were established at the time of grant. A detailed summary of the awards and the vesting conditions are set forth below under “Long-Term Equity Incentive Compensation.”
Annual Cash Incentive Awards.   The Committee believes that annual cash incentive awards provide a meaningful incentive for the achievement of short-term Company and individual goals, while assisting us in retaining, attracting and motivating employees in the near term. The 2019 threshold, target, and maximum cash incentive award opportunity as well as the 2019 actual award as a percentage of base salary is included below.
	2019 Annual Cash Incentive Bonus Opportunity (as % of Base Salary)
Position	Threshold	Target	Maximum	2019 Actual
Chief Executive Officer	62.5%	125%	187.5%	134%
Chief Operating Officer	25%	50%	75%	50%
Chief Financial Officer	25%	50%	75%	74%
The annual cash incentive opportunities were awarded to the extent the Company attained certain threshold, target, or maximum-level achievements for the following performance goals during 2019 as certified by the Committee:
AFFO Growth Goal:   50% of the award was based upon year-over-year percentage growth of the Company’s adjusted funds from operations (“AFFO”) per share. The 2019 threshold, target, and maximum-level achievements and 2019 actual performance is included below:
	Threshold	Target	Maximum	2019 Actual
AFFO Growth	3.0%	4.5%	6.0%	6.6%
Cash Award Summary	Threshold	Target	Maximum	2019 Actual	Award % of Target
Chief Executive Officer	$210,937	$421,875	$632,813	$632,813	150%
Chief Operating Officer	39,375	78,750	118,125	118,125	150%
Chief Financial Officer	35,625	71,250	106,875	106,875	150%
Management Business Objectives:   35% of the award was based upon the achievement of specific operating and management business objectives, including: balance sheet criteria, asset management and portfolio characteristic goals, acquisition goals, development goals, and Partner Capital Solutions (“PCS”) goals. The following performance metrics and achievement thereof were used to determine award amounts related to management business objectives, which were as follows; (1) 2019 year-end net debt to recurring EBITDA of approximately 4.5x and fixed charge coverage of 4.3x; (2) 2019 year-end occupancy of 99.6%, rental income generated by investment grade tenants of 58.2% and a weighted-average remaining lease term of 10.0 years; (3) the acquisition of 186 properties net leased to industry-leading retailers for an aggregate investment of  $701.4 million; (4) the commencement of two development and PCS projects with anticipated aggregate costs of  $4.1 million; (5) the completion of one sale-leaseback transaction for an aggregate investment of  $14.6 million.

The threshold, target, and maximum-level achievements and 2019 actual performance is included below:
Management Business Objectives
Cash Award Summary	Threshold	Target	Maximum	2019 Actual	Award % of Target
Chief Executive Officer	$147,656	$295,313	$442,969	$372,657	126%
Chief Operating Officer	27,563	55,125	82,688	28,771	52%
Chief Financial Officer	24,938	49,875	74,813	73,032	146%
Subjective Achievements:   15% of the award was based upon the Committee’s subjective review of activities or objectives determined at the discretion of the Committee. The Committee awarded a $189,844 cash bonus to Joel Agree, a $11,813 cash bonus to Laith Hermiz, and a $32,063 bonus to Clayton Thelen for their performance and achievements in relation to the Committee’s assessment of Subjective Achievements for 2019.
Long-Term Equity Incentive Compensation.   The Committee believes that share-based incentive awards, with multiple-year vesting, provide a strong incentive for employees to focus on our long-term fundamentals and thereby create long-term stockholder value. These awards also assist us in maintaining a stable, continuous management team in a competitive market. The Committee historically has issued restricted stock for purposes of long-term incentive compensation, which provides significant upside incentive and aligns our officers’ interests with our stockholders, while also maintaining some down-market protection. For 2019, the Company’s Compensation Committee determined to grant long-term equity grants consisting of 50% restricted common stock and 50% performance units. For the Chief Executive Officer the long-term incentive award is valued in total at 518% of base salary; for the Chief Operating officer the long-term incentive award is valued in total at 95% of base salary; and for the Chief Financial Officer the long-term incentive award is valued in total at 96% of base salary.
Awards of Restricted Common Stock.   The shares of restricted common stock awarded to the individuals for the 2019 incentive plan year vest ratably over a five-year period with one-fifth (1/5) of the shares vesting on February 23 in each of 2021 through 2025. The Committee awarded an aggregate of 25,591 shares of restricted common stock for the 2019 incentive plan year for a total value of  $2,037,555 to our named executive officers. The grant date fair value of each share was $79.62 based on the closing sales price of our common stock on February 21, 2020. The grants were as follows: Joel Agree, 21,980 shares; Laith Hermiz, 1,884 shares; and Clay Thelen, 1,727 shares.
Awards of Performance Units.   The Committee awarded an aggregate of 25,590 performance units for the 2019 incentive plan year for a total value of  $2,037,476 to the participating named executive officers on February 23, 2020. The number of units awarded was based on the closing sales price of our common stock on February 21, 2020, which was $79.62. The grants were as follows: Joel Agree, 21,979 units; Laith Hermiz, 1,884 units; and Clay Thelen, 1,727 units. The awards are subject to forfeiture in the event that the performance level is below threshold, as defined in the table below. The actual number of units to eventually be earned by the individuals will be calculated based on a three-year performance period beginning on January 1, 2020 and will be based on the achievement of the following performance goals:
•
Position within the MSCI US REIT Index: 50% of the award is based upon the total shareholder return (“TSR”) percentile rank versus the MSCI US REIT index for the three-year performance period; and

•
Position within the Company-defined Peer Group: 50% of the award is based upon TSR percentile rank versus a specified net lease peer group for the three-year performance period.

Following the three-year performance period, shares of restricted common stock will be issued correlating to the levels of achievement on the performance units — 50% at threshold, 100% at target, and 150% at maximum. Achievement percentages between the threshold and target and between the target and maximum levels will be interpolated based on actual results in each category. Following the performance period, one-third of the shares earned will vest each year for three years. Performance levels and corresponding award funding levels for 2019 performance units are summarized in the below table:
Performance Level	3-Year Relative TSR Positioning	% of Target Award Funded
Below Threshold	Below 25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	75th Percentile	150%
Other Named Executive Officer Awards
The Committee also awarded compensation separate from the Executive Incentive Plan to certain of the Company’s named executive officers. The Committee awarded Richard Agree an incentive bonus of $286,473 in the form of restricted stock on February 23, 2020, which is consistent with historical grants and reflects his continued contributions in his role as Executive Chairman. Richard Agree received 3,598 shares subject to time-based vesting provisions over a five-year period in connection with the award, based on $79.62, the fair market value of our common stock on February 21, 2020. The Committee awarded Danielle Spehar a $120,000 cash bonus and a $200,005 annual equity-based award in the form of restricted stock on February 23, 2020. Ms. Spehar received 2,512 shares subject to time-based vesting provisions over a five-year period in connection with the restricted stock award, based on $79.62, the fair market value of our common stock on February 21, 2020. 25% of Danielle Spehar’s cash bonus award was based on year-over-year percentage growth of the Company’s AFFO per share, and the remaining 75% of Ms. Spehar’s cash bonus award was based upon the Committee’s subjective review of activities or objectives determined at the discretion of the Committee.
Perquisites and Other Benefits
We have historically maintained a conservative approach to providing perquisites to executive officers. We provide certain named executive officers with perquisites and other personal benefits that the Committee believes are reasonable and consistent with the overall executive compensation program and will better enable us to attract and retain superior employees for key positions. These perquisites have been carefully selected to ensure that the value provided to employees is not at the expense of stockholder concern. The Committee periodically reviews the levels of perquisites and other personal benefits provided to the named executive officers. In 2019 certain of our officers were provided with an annual car allowance, associated car maintenance, and fuel allowance. The Committee may revise, amend or add to each named executive officer’s perquisites and personal benefits if it deems it advisable.
In addition, in 2019, the Company paid for matching Simple IRA contributions and health insurance premiums for our named executive officers and our employees.
Severance Payments.   We currently have employment agreements with Richard Agree, Joel Agree and Clayton Thelen that provide severance payments under specified conditions. The Committee believes these agreements help to retain executives who are essential to our long-term success. See “Potential Payments Upon Termination or Change-in-Control” for a description of potential payments and benefits received by our named executive officers under our compensation plans and arrangements upon termination of employment or a change in control of our Company.
Timing and Pricing of Share-Based Grants
We do not coordinate the timing of share-based grants with the release of material non-public information. The Committee approves its annual grants of restricted stock to the named executive officers at its regularly scheduled executive compensation meeting which occurs at the beginning of the following fiscal year. The effective date for annual share-based grants is determined at each meeting and is generally the date of such meeting or shortly thereafter. The Committee generally establishes the date for its regularly scheduled meeting at least a year in advance. The Committee has not granted stock options in recent years.

Stock Ownership Guidelines
In May 2009, to further align the interests of certain executive officers and directors with the interest of our stockholders, and to promote our commitment to sound corporate governance, the Committee implemented stock ownership guidelines. The guidelines are applicable to the Executive Chairman, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, General Counsel and non-employee directors. In September 2019, the Board adopted revised stock ownership guidelines to “require” non-employee directors to comply with the guidelines, rather than “encourage” them to comply. In addition, the stock ownership guidelines for non-employee directors were increased from two times their annual director compensation to three times their annual director compensation beginning in 2020, and four times their annual director compensation beginning in 2021.
The stock ownership guidelines provide that, within three years of the date an individual first becomes subject to the guidelines upon becoming a director or executive officer such individual will be subject to the following guidelines, as applicable:
•
our Chief Executive Officer is encouraged to own shares of our common stock, including restricted stock, valued at a minimum of five times annual base compensation;

•
our Executive Chairman, Chief Financial Officer, Chief Operating Officer and General Counsel are encouraged to own shares of our common stock, including restricted stock, valued at a minimum of three times annual base compensation; and

•
non-employee directors are required to own shares of our common stock valued at a minimum of three times their annual director compensation.

As of December 31, 2019, all of our directors and the above-referenced executive officers were in compliance with our stock ownership guidelines or on track to be compliant within the three-year period specified by the guidelines.
Policy Prohibiting Hedging and Pledging of Company Stock
The Board believes that ownership of shares of the Company’s common stock by the Company’s executive officers and members of the Board promotes alignment of the interests of the Company’s stockholders with those of its leadership. The Board recognizes that transactions that are designed to hedge or offset declines in the market value of the Company’s shares of common stock can disrupt this alignment, interfere with the Company’s compensation programs and philosophies, and undermine policies regarding share ownership.
The Board also recognizes that officer and director pledging of the Company’s common stock as collateral for indebtedness can be adverse to the interests of the Company’s stockholders because it creates the risk of forced sales that depress the value of the Company’s common stock, creates risk of legal violations, and may encourage excessive risk-taking by executives and directors.
The Board has adopted an anti-hedging and pledging policy that applies to transactions in shares of the Company’s common stock and other equity securities by members of the Board and officers of the Company designated by the Board as “executive officers” for the purposes of federal securities laws.
Under the policy, executive officers and directors of the Company shall not, directly or indirectly:
•
Purchase any financial instrument or enter into any transaction that is designed to hedge or offset any decrease in the market value of the Company’s common stock or other equity securities (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, or exchange funds); or

•
Pledge, hypothecate, or otherwise encumber the Company’s common stock or other equity securities as collateral for indebtedness, including holding such shares in a margin account.

Tax and Accounting Implications
Deductibility of Executive Compensation.   Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), provides that subject to certain exceptions, a publicly-held corporation may not deduct compensation for federal income tax purposes exceeding $1 million in any one year paid to any of its “covered employees”. For this purpose, a “covered employee” is any individual who (i) is or acts in the capacity as the principal executive officer or the principal financial officer of the publicly-held corporation at any time during the year, (ii) is one of the three other most highly compensated officers of the publicly-held corporation for the year, or (iii) was an individual listed in either of the foregoing clauses (i) or (ii) in respect of the publicly-held corporation or any predecessor in any prior year beginning after 2016. We must distribute a specified minimum percentage of our taxable income to maintain our qualification as a REIT under the Internal Revenue Code, and we are not subject to federal income tax on our REIT taxable income if and to the extent we distribute the income to our stockholders. Accordingly, to the extent we pay compensation to any of our covered employees in excess of  $1 million in any year, we may have to increase the amount of our distributions to stockholders to avoid tax liability and the loss of our REIT status. This in turn may result in a larger portion of distributions being taxable to stockholders as dividend income, instead of being treated as a nontaxable return of capital to stockholders.
Nonqualified Deferred Compensation.   Section 409A of the Internal Revenue Code provides that amounts deferred under nonqualified deferred compensation arrangements will be included in an employee’s income when vested unless certain conditions are met. If the certain conditions are not satisfied, amounts subject to such arrangements will upon vesting be taxable and employees will be subject to additional income tax, penalties and a further additional income tax calculated as interest on income taxes deferred under the arrangement.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this 2020 proxy statement and the Company’s annual report on Form 10-K for the year ended December 31, 2019.
COMPENSATION COMMITTEE
William S. Rubenfaer, Chairman
Craig Erlich
Gregory Lehmkuhl
Farris G. Kalil
Jerome Rossi

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth information concerning the total compensation paid or earned by each of the named executive officers in 2019, 2018, and 2017.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Richard Agree Executive Chairman	2019	$150,004(4)	$—	$286,473	$—	$34,545	$471,022
	2018	149,967(4)	—	286,475	—	32,684	469,126
	2017	150,015(4)	—	286,523	—	35,493	472,031
Joel Agree President and Chief Executive Officer	2019	$664,615	$—	$3,500,016	$1,195,000	$45,793	$5,405,424
	2018	609,712	—	3,362,974	877,000	45,579	4,895,265
	2017	525,168	61,390	2,636,987	688,610	32,019	3,944,174
Laith Hermiz Chief Operating Officer, Executive Vice President	2019	$311,885	$—	$300,008	$158,708	$39,346	$809,947
	2018	296,942	—	386,606	155,000	39,186	877,734
	2017	283,000	—	336,497	134,600	36,795	790,892
Clayton Thelen Chief Financial Officer, Secretary(5)	2019	$277,731	$—	$275,007	$211,969	$29,909	$794,616
	2018	250,000	—	224,032	149,250	31,778	655,060
	2017	9,615	209,981(6)	—	—	11,309	230,905
Danielle Spehar General Counsel(7)	2019	$238,279	$—	$200,005	$120,000	$27,355	$585,639

(1)
The amounts reported represent the full value of the stock awards issued for the applicable year and have been issued in accordance with the 2014 Plan. All amounts reflect awards for the incentive plan year as shown in the Year column. The awards are formally granted in the year subsequent to the incentive plan year in accordance with the Company’s established annual compensation grant cycle. For the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, the awards consist of 50% restricted common stock subject to time-based vesting provisions over a five-year period and 50% performance-based shares or units, depending on the year, subject to a performance-based measurement period of three years and vesting provisions over a three-year period. Regarding the performance-based shares and units, the amounts reported assume the achievement of target performance levels. For the Executive Chairman and General Counsel, the awards consist of shares of restricted common stock that vest in equal installments over a five-year period from the date of grant. Further information about the terms and valuation of share-based awards is included in note 11 of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2019.

(2)
The amounts reported represent annual cash incentive awards under the Executive Incentive Plan. Because Ms. Spehar was not promoted to General Counsel until February 2019, Ms. Spehar’s non-equity incentive plan award for 2019 was not granted pursuant to the Executive Incentive Plan.

(3)
The amounts reported represent the aggregate incremental cost to the Company of: (i) matching Simple IRA contributions; (ii) the individual’s health insurance premiums; (iii) to the extent applicable, the individual’s annual car allowance and associated car maintenance and fuel; and (iv) to the extent applicable, relocation expenses for Mr. Thelen.

(4)
Richard Agree’s base salary for 2019, 2018 and 2017 was taken in the form of restricted stock that were issued in accordance with the 2014 Plan and vest in equal installments over a five-year period from the date of grant. Valuation assumptions used in determining these amounts for 2019, 2018 and 2017 are included in note 11 of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2019.
(5)
Clayton Thelen has served as our Chief Financial Officer and Secretary since December 2017.

(6)
Includes a one-time grant of  $199,981 in the form of restricted stock and $10,000 in the form of cash, awarded in December 2017 as a sign-on grant upon commencement of employment with the Company.

(7)
Danielle Spehar has served as our General Counsel since February 2019.

Narrative Discussion of Summary Compensation Table
Under the terms of a letter agreement dated March 11, 2010, Laith Hermiz was employed as our Executive Vice President. The letter agreement provided for a base salary of  $215,000, which would be reviewed on an annual basis by the Board and the Compensation Committee. The letter agreement also provided for certain benefits similar to those awarded to other named executive officers. On an annual basis, Mr. Hermiz is entitled to 2,500 shares of restricted stock provided he is still employed by the Company at each year end. See “Potential Payments Upon Termination or Change-in-Control” discussion below.
Under the terms of a letter agreement dated October 11, 2016, Danielle Spehar was employed as our Vice President of Transactions. Ms. Spehar was subsequently promoted to General Counsel in February 2019. At the time of her promotion, Ms. Spehar’s compensation was increased based on a review of executive officers of peer group companies in similar positions. The letter agreement entered into prior to Ms. Spehar’s promotion provided for a base salary of  $160,000, payable in accordance with the Company’s normal payroll practices, and provided her with eligibility to receive an annual cash incentive award of 13% – 31% of her base salary, subject to performance hurdles determined by management, and a restricted stock grant valued at $50,000. Ms. Spehar’s letter agreement also provided her with eligibility to receive annual long-term incentive awards, in the form of restricted stock, of 13% – 31% of her base salary, subject to certain corporate performance goals and management discretion. See “Potential Payments Upon Termination or Change-in-Control” discussion below.

Grants of Plan-Based Awards for 2019
The following table sets forth information concerning equity and non-equity awards granted to the named executive officers in 2019:
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards; Number of Shares of Stock or Units (#)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Richard Agree	2/23/2019	$—	$—	$—	—	—	—	4,363	$286,475
Richard Agree	2/23/2019	—	—	—	—	—	—	2,284	149,967
Joel Agree	2/7/2019	421,875	843,750	1,265,625	—	—	—	—	—
Joel Agree	2/23/2019	—	—	—	—	—	—	25,609	1,681,487
Joel Agree	2/23/2019				12,805	25,609	38,414		1,714,780
Laith Hermiz	2/7/2019	78,750	157,500	236,250	—	—	—	—	—
Laith Hermiz	2/23/2019	—	—	—	—	—	—	2,944	193,303
Laith Hermiz	2/23/2019				1,472	2,944	4,416	—	197,130
Clayton Thelen	2/7/2019	71,250	142,500	213,750	—	—	—	—	—
Clayton Thelen	2/23/2019	—	—	—	—	—	—	1,706	112,016
Clayton Thelen	2/23/2019				853	1,706	2,559		114,234
Danielle Spehar	2/23/2019	—	—	—	—	—	—	914	60,013

(1)
The equity awards set forth in this column reflect restricted stock formally granted in 2019 with respect to the 2018 fiscal year. Awards vest in equal installments over a five-year period from February 23, 2019, the date of the grant. All equity awards set forth in this column were granted under the 2014 Plan. Cash dividends are paid on the restricted stock during the vesting period.

(2)
The amounts reported in this column represent the full value of the stock awards granted in 2019 and have been issued in accordance with the 2014 Plan. As awards granted in 2019, they were subject to the performance and other compensation criteria relating to calendar year 2018 as previously disclosed in the Company’s 2019 Proxy Statement. For Joel Agree, Laith Hermiz and Clayton Thelen, the awards consist of 50% restricted common stock subject to time-based vesting provisions over a five-year period and 50% performance-based units subject to a performance-based measurement period of three years and vesting provisions over a three-year period. Regarding the performance-based units, the amounts reported assume the achievement of target performance levels. For Richard Agree and Danielle Spehar, the awards consist of shares of restricted common stock that vest in equal installments over a five-year period from the date of grant.

Outstanding Equity Awards at December 31, 2019
The following table sets forth information on the holdings of stock awards by the named executive officers as of December 31, 2019. No stock options are outstanding.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Richard Agree	26,626	1,868,346	—	—
Joel Agree	104,346	7,321,959	53,233	3,735,360
Laith Hermiz	12,697	890,948	6,469	453,930
Clayton Thelen	5,769	404,811	1,706	119,710
Danielle Spehar	2,131	149,532	—	—

(1)
Shares of restricted stock vest in the following years along with performance shares and units assuming the achievement of target performance goals. Shares of restricted stock vest in equal installments over a five-year period from the date of grant. Performance shares and units are subject to a performance-based measurement period of three years. Following the performance period, one-third of the shares earned will vest each year for three years.

	2020	2021	2022	2023	2024
Richard Agree	9,894	7,290	4,953	3,158	1,331
Joel Agree	38,146	38,711	38,674	28,390	13,658
Laith Hermiz	4,475	5,148	4,523	3,450	1,570
Clayton Thelen	341	910	4,973	909	342
Danielle Spehar	598	598	377	376	182
(2)
Based upon the closing price of our common stock on the NYSE on December 31, 2019 of  $70.17.

Stock Vested and Options Exercised in 2019
The following table sets forth information on the shares of restricted stock held by the named executive officers that vested during 2019. No stock options are outstanding.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Richard Agree	10,565	673,550
Joel Agree	41,750	2,664,147
Laith Hermiz	5,570	359,317
Clayton Thelen	—	—
Danielle Spehar	415	28,777

(1)
The value realized is based on the number of shares of restricted stock that vested on the vesting date multiplied by the closing price of our common stock on the NYSE on the vesting date.

Potential Payments Upon Termination or Change-in-Control
The following section describes and quantifies potential payments and benefits to the named executive officers as of December 31, 2019, under our compensation and benefit plans and arrangements upon termination of employment or a change of control of our Company.
Richard Agree, Joel Agree and Clayton Thelen are subject to employment agreements with us that provide certain benefits in the event of the termination of their employment or a change in control. In addition, certain of our compensatory plans contain provisions, which are applicable to all of our named executive officers, regarding the acceleration of vesting and payment upon specified termination events.
Company Share-Based Plans
The 2014 Plan
Richard Agree, Joel Agree, Clayton Thelen, Laith Hermiz and Danielle Spehar participate in the 2014 Plan. During the 120 days following the termination of the participant’s employment for any reason, any unvested shares of restricted stock are forfeited, as well as any unpaid dividends on such shares. Under the 2014 Plan, the unvested shares of restricted stock immediately vest in the event our stockholders approve an agreement to merge, consolidate, liquidate or sell all, or substantially all, of our assets. The Compensation Committee is authorized to accelerate the vesting of restricted stock at any time. In addition, in the event of a change of control (as defined therein) or a dissolution or liquidation of our Company, all unvested shares of restricted stock will become immediately vested. The Board has the discretion to determine whether any leave of absence should constitute a termination of employment.
Employment Agreement — Richard Agree
Richard Agree’s employment agreement, pursuant to which he serves as Executive Chairman of the Board, was effective through June 30, 2019, with an automatic renewal provision for additional one-year terms unless either Richard Agree or the Company gives the other notice of non-renewal at least 120 days prior to the expiration of any term. Since neither Richard Agree nor the Company gave notice of non-renewal at least 120 days prior to June 30, 2019, Mr. Agree’s employment agreement automatically renewed and is now effective through June 30, 2020. Richard Agree is entitled to an annual base salary of  $150,000, subject to annual review by the Compensation Committee and is also entitled to participate in all benefit programs generally available to our executive officers, including any equity incentive plan or bonus plan.
Upon any termination, he shall receive any accrued and unpaid salary and bonus for a completed year in one lump sum payment.
The employment agreement may be terminated if he dies or becomes disabled (as defined therein). In the event of termination of the agreement because of death or disability, he (or the estate) shall receive (i) any accrued and unpaid salary through the date of termination, (ii) any accrued and unpaid cash bonus with respect to the fiscal year preceding the termination, but not less than the average bonus paid to Richard Agree during the prior three years (the “average three-year bonus”) (iii) a pro rata portion of the cash bonus with respect to the fiscal year in which the termination occurs, but not less than a pro-rata portion of the average three-year bonus, and (iv) any reimbursable expenses that have not been reimbursed as of the date of termination. In addition, all unvested shares of our common stock will become fully vested.
If Richard Agree’s employment is terminated by us for any reason other than death, disability, or cause, or his employment is terminated by Richard Agree for good reason as defined in the agreement, we shall pay to Richard Agree in cash (i) any accrued and unpaid salary through the date of termination, (ii) any accrued and unpaid cash bonus with respect to the fiscal year preceding the termination, but not less than the average three-year bonus, (iii) a pro-rata portion of the cash bonus with respect to the fiscal year in which the termination occurs, but not less than a pro-rata portion of the average three-year bonus, (iv) an amount equal to two (2) times his compensation as defined in the agreement, and (v) any reimbursable expenses that have not been reimbursed as of the date of termination. Richard Agree shall also continue to participate in all benefit plans made generally available to our executives for the remaining portion of the employment period. In addition, all unvested securities of our Company issued to Richard Agree under our 2005 Equity Incentive Plan, 2014 Plan or any similar plan shall become fully vested as of the date of such termination.
If a change in control (as defined therein) occurs prior to the expiration of Richard Agree’s employment agreement and Richard Agree is terminated by us for reasons other than death, disability or cause, or Richard Agree terminates employment for good reason, in each case within 18 months after such change in control, we will pay to Richard Agree in cash, (i) any accrued and unpaid salary through the date of termination, (ii) any accrued and unpaid cash bonus with respect to the fiscal year preceding the termination, but not less than the average three-year bonus, (iii) a pro-rata portion of the cash bonus with respect to the fiscal year in which the termination occurs, but not less than a pro-rata portion of the average three-year bonus, (iv) an amount equal to three (3) times his compensation as defined in the agreement, and (v) any reimbursable expenses that have not been reimbursed as of the date of termination. He will also continue to participate in all benefit plans made generally available to our executives for the remaining portion of the employment term. In addition, all unvested securities of our Company issued to Richard Agree under our 2005 Equity Incentive Plan, 2014 Plan or any similar plan shall become fully vested as of the date of such termination.
If Richard Agree is terminated by us for cause, then he shall forfeit any and all benefits under the employment agreement other than vested benefits. If he is terminated for cause or voluntarily terminates such employment, he is subject to a non-compete with us for a specified period of time. In addition, the employment agreement contains confidentiality provisions.
Employment Agreement — Joel Agree
Joel Agree’s employment agreement, pursuant to which he serves as our President and Chief Executive Officer, is substantially identical to Richard Agree’s employment agreement, with the same term and automatic renewal provision. Joel Agree is entitled to an annual base salary of  $375,000, subject to annual review by the Compensation Committee, and is also entitled to participate in all benefit programs generally available to our executive officers, including any equity incentive plan or bonus plan.
Employment Agreement — Clayton Thelen
Under the terms of a letter agreement dated October 20, 2017, Clayton Thelen is employed as our Chief Financial Officer and Secretary. The letter agreement provided for a base salary of  $250,000, subject to increase as recommended by the Chief Executive Officer and approved by the Compensation Committee, and provided him with eligibility to receive an annual cash incentive award of 60% – 90% of his base salary, subject to performance hurdles determined by the Board of Directors, and a restricted stock grant valued at $200,000 based on the grant date fair value of  $49.22. The restricted stock will vest on the five-year anniversary of December 4, 2017.
Under the letter agreement, if Mr. Thelen is terminated without Cause (as defined therein) due to or within one year following a change in control (as defined therein), he will receive either (1) a cash amount equal to the sum of  (i) 200% of his current annual base salary, (ii) 200% of his annual cash incentive award for the previous fiscal year and (iii) any long-term incentive compensation for the year in which the termination occurs will be considered earned at the target level and immediately vested, or (2) in the event his employment is terminated due to a change in control which occurs during the first fiscal year of employment, a cash amount equal to the sum of  (i) 200% of his current annual base salary plus $200,000, (ii) 200% of his projected threshold annual cash incentive award, and (iii) his threshold long-term incentive compensation will be considered earned at the target level and immediately vested. The values for items (1) (i) and (ii) and (2) (i) and (ii) shall be automatically adjusted down from 200% to 100% after the two-year anniversary of Mr. Thelen’s start date. Mr. Thelen will not receive any severance following a change in control in the event he is retained by a successor organization for one year substantially on the same terms as set forth under the letter agreement.
If Mr. Thelen’s employment is terminated by the Company for Cause, he will not be entitled to any severance payments, and he will forfeit any unvested securities of the Company. If Mr. Thelen’s employment is terminated by the Company without Cause or by him with Good Reason (as defined therein), he will (i) receive a severance amount equal to 100% of his annual base salary, (ii) be deemed to have vested in a pro rata portion of the restricted stock set forth in the letter agreement, based on the number of completed years of service since the start date, and (ii) be released from his post-employment non-competition covenant.
The letter agreement conditions the receipt of severance payments on Mr. Thelen’s compliance with his post-employment obligations, which include confidentiality obligations, non-solicitation obligations, and non-compete obligations.
Change of Control/Severance Payment Tables
The following table estimates the potential payments and benefits to named executive officers upon termination of employment or a change in control, assuming such event occurs on December 31, 2019. The actual payments due on terminations occurring on different dates could materially differ from the estimates in the table.
Items Not Reflected in Table
The following items are not reflected in the table set forth below:
•
Accrued and unpaid salary, bonus and vacation.

•
Costs of COBRA or any other mandated governmental assistance program to former employees.

•
Welfare benefits provided to all salaried employees.

Named Executive Officer	Base Salary	Bonus	Early Vesting of Stock Awards(1)	Other(2)	Total
Richard Agree(3)
Death or Disability	$—	$—	$1,868,346	$—	$1,868,346
Change in Control	450,000	859,498	1,868,346	9,978	3,187,823
Other (except for cause)	300,000	572,999	1,868,346	9,978	2,751,323
Joel Agree(4)
Death or Disability	$—	$940,667	$7,321,959	$—	$8,262,625
Change in Control	2,025,000	13,262,628	7,321,959	7,380	22,616,967
Other (except for cause)	1,350,000	9,155,307	7,321,959	7,380	17,834,646
Laith Hermiz(5)
Death or Disability	$—	$—	$—	$—	$—
Change in Control	—	—	890,948	—	890,948
Other (except for cause)	—	—	—	—	—
Clayton Thelen(6)
Death or Disability	$—	$—	$—	$—	$—
Change in Control	285,000	514,250	404,811	—	1,204,061
Other (except for cause)	285,000	—	118,258	—	403,258
Danielle Spehar(5)
Death or Disability	$—	$—	$—	$—	$—
Change in Control	—	—	149,532	—	149,532
Other (except for cause)	—	—	—	—	—

(1)
For all named executive officers with respect to the accelerated vesting of share-based awards, the table reflects the intrinsic value of such acceleration, which for each unvested share of restricted stock is $70.17, the closing price of our common stock on the NYSE on December 31, 2019. The table reflects the accelerated vesting of all unvested shares of restricted stock for all named executive officers. The table does not reflect the accelerated vesting of unearned performance shares since all performance shares awarded as of December 31, 2019 are still subject to the achievement of performance goals over a three-year performance period as outlined in the Compensation Discussion and Analysis section.
(2)
Represents payment of health benefits of executive.

(3)
The information presented is based on the terms of Richard Agree’s employment agreement in place as of December 31, 2019.

(4)
The information presented is based on the terms of Joel Agree’s employment agreement in place as of December 31, 2019.

(5)
The information presented is based on the 2014 Plan.

(6)
The information presented is based on the terms of Clayton Thelen’s employment agreement in place as of December 31, 2019.

Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Joel Agree, our President and Chief Executive Officer. The Company’s chief executive officer to median employee pay ratio was calculated in accordance with SEC requirements. However, due to the flexibility afforded in calculating the pay ratio, the ratio presented herein is a reasonable estimate and may not be comparable to the pay ratio presented by other companies.
The Company identified the median employee by examining 2019 compensation for all employees of the Company excluding the President and Chief Executive Officer. We determined our median employee compensation, based on total compensation including base salary, bonuses earned, incentive stock earned, and health care premiums for each of our 40 employees, excluding Mr. Joel Agree, as of December 31, 2019, to be $115,294. As disclosed in the Summary Compensation Table, our current Chief Executive Officer’s annual total compensation for 2019 was $5,405,424. Based on the foregoing, our estimate of the ratio of the annual total compensation of our Chief Executive Officer and President to the median of the annual total compensation of all other employees was 47 to 1.
The compensation measure described above was consistently applied to this entire employee population. The Company did not make any assumptions, adjustments, or estimates with respect to the employee population or the compensation measure and did not annualize the compensation for any employees that were not employed by the Company for all of 2019.

REPORT OF THE AUDIT COMMITTEE
Management is responsible for the Company’s financial statements, internal controls, accounting and financial reporting processes and compliance with applicable laws and regulations. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and an independent audit of the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the PCAOB, and for expressing their opinions thereon. The Audit Committee’s responsibility is to provide general oversight of the foregoing matters, as well as engaging the Company’s independent registered public accounting firm and establishing the terms of retention. The Audit Committee is governed by a charter, a copy of which is available on our website at www.agreerealty.com.
Review and Discussions with Management and Independent Accountants.   In this context, the Audit Committee has met and held discussions with management and Grant Thornton, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and Grant Thornton. The Audit Committee discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB.
Grant Thornton also provided to the Audit Committee the written disclosures and letter from Grant Thornton required by the applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Grant Thornton its independence with respect to the Company. The Audit Committee has reviewed the original proposed scope of the annual audit of the Company’s financial statements and the associated fees and any significant variations in the actual scope of the audit and fees. See “Audit Committee Matters” for additional information regarding the Audit Committee’s pre-approval policies and procedures for audit and non-audit services provided by Grant Thornton.
Conclusion.   Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.
AUDIT COMMITTEE
Farris G. Kalil, Chairman
Merrie S. Frankel
Simon Leopold
William S. Rubenfaer

AUDIT COMMITTEE MATTERS
Pre-Approval Policies and Procedures for Audit and Non-Audit Services
In accordance with Audit Committee policies and procedures and applicable law, the Audit Committee must pre-approve all services to be provided by its independent registered public accounting firm. In determining whether to pre-approve such services, the Audit Committee must consider whether the provision of such services is consistent with the independence of such accountants. The Audit Committee generally provides pre-approvals at its regularly scheduled meetings. The Audit Committee has delegated to its chairman, Farris G. Kalil, the authority to grant pre-approvals of non-audit services between regularly scheduled meetings of the Audit Committee, provided that any such pre-approval by Mr. Kalil shall be reported to the Audit Committee at its next scheduled meeting. However, pre-approval of non-audit services is not required if  (1) the aggregate amount of non-audit services is less than 5% of the total amount paid by us to the auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by us as non-audit services at the time of the engagement; and (3) such services are promptly brought to the attention of the Audit Committee and, prior to completion of the audit, are approved by the Audit Committee or by one or more Audit Committee members who have been delegated authority to grant approvals.
Fees Paid to Independent Registered Public Accounting Firms
Grant Thornton audited and reported on the Company’s financial statements for the years ended December 31, 2019 and December 31, 2018. The following table sets forth the fees that we were billed for audit and other services provided by Grant Thornton in 2019 and 2018. All such fees paid to Grant Thornton were approved in conformity with the pre-approval policies and procedures noted above.
	2019	2018
Audit Fees	$592,750	$610,130
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
	$592,750	$610,130
Audit Fees.   Audit Fees consist of fees and expenses billed for professional services rendered to audit financial statements, assess effectiveness of internal control over financial reporting, review interim consolidated financial statements, review registration statements and prepare comfort letters, services that are normally provided in connection with statutory and regulatory filings or engagements.
Audit-related Fees.   Audit-Related Fees consist of fees and expenses for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not Audit Fees.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020
The Audit Committee currently believes that we should continue our relationship with Grant Thornton LLP and has appointed Grant Thornton to continue as our independent accountants for 2020. See “Report of the Audit Committee” and “Audit Committee Matters” for additional information on matters related to Grant Thornton’s provision of services to us.
Although stockholder ratification of the appointment is not required by current law, rules and regulations and is not binding on us, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and the Audit Committee will take your vote into consideration when appointing our independent registered public accounting firm in the future. Even if the stockholders ratify the appointment of Grant Thornton, the Audit Committee in its sole discretion may terminate the engagement of Grant Thornton and engage another independent auditor at any time during the year, although it has no current intention to do so.
A representative of Grant Thornton will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.
The Board recommends that you vote “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for 2020.

PROPOSAL 3 — ADVISORY (NON-BINDING) VOTE
APPROVING EXECUTIVE COMPENSATION
We are presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse our executive compensation program for named executive officers by voting for or against the following resolution.
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2020 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.”
While this vote is advisory and not binding on us, it will provide information to us and the Compensation Committee regarding stockholder sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of 2020 and beyond. We recognize the interest our stockholders have in the compensation of our executive officers, and we are providing this advisory vote in recognition of that interest as required by Section 14A of the Securities Exchange Act of 1934, as amended. In a non-binding advisory vote on the frequency of advisory votes on executive compensation held at our 2017 annual meeting of stockholders, stockholders voted in favor of holding such votes annually. In light of this result and other factors considered by the Board, the Board determined that the Company would hold advisory votes on executive compensation on an annual basis until the next required advisory vote. The next required advisory vote will occur at our 2023 annual meeting of stockholders.
As described in detail under the heading “Compensation Discussion and Analysis” above, we seek to closely align the interests of our executive officers with the interests of our stockholders. Our compensation programs are designed to reward the executive officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Following is a summary of some of the primary components and rationale of our compensation philosophy.
•
Provide total compensation that is both fair and competitive.   To attract and reduce the risk of losing the services of valuable officers but avoid the expense of excessive pay, compensation should be competitive. The Compensation Committee assesses the competitiveness of our compensation to our executive officers by comparing it to the compensation of executive officers at other public companies. The Compensation Committee assesses the competitiveness of the Company’s compensation to its executive officers through review of materials provided or reviewed by Meridian and by reviewing the 2019 Nareit Compensation and Benefits Survey to provide it with relevant market data.

•
Attract, retain and motivate key executives who are critical to our operations.   The primary purpose of our executive compensation program has been and is to achieve our business objectives by attracting, retaining and motivating talented executive officers by providing incentives and economic security.

•
Reward superior individual and company performance on both a short-term and long-term basis.    Performance-based pay aligns the interests of management with the interests of our stockholders. Performance-based compensation motivates and rewards individual efforts and company success.

•
Align executives’ long-term interests with those of our stockholders.   The Compensation Committee believes that requiring the executive officers to maintain a meaningful ownership interest in the Company relative to their annual base salaries may encourage the executive officers to act in a manner that creates value for our stockholders.

The Board recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL 4 — APPROVAL OF THE 2020 OMNIBUS INCENTIVE PLAN
The Company currently maintains the 2014 Plan. Available awards under the 2014 Plan include options (which may take the form of non-qualified stock options or incentive stock options), stock appreciation rights, restricted stock, restricted stock units, and performance awards (which may take the form of performance share units or performance shares). Upon approval of the 2020 Plan, all subsequent awards of equity or equity rights would be granted under the 2020 Plan, and no further awards would be made under the 2014 Plan.
As discussed in our proxy statement, grants to key employees of restricted stock are an important part of the Company’s compensation program, providing a basis for long-term incentive compensation and helping to tie together the interests of the Company’s stockholders with those of the Company’s directors and key employees. Accordingly, the Board has adopted the 2020 Plan, and in accordance with the rules of the NYSE, the Company is seeking the approval of the stockholders of the Company for the adoption of the 2020 Plan.
The 2020 Plan provides for the award to employees, directors and consultants of the Company of options, restricted stock, restricted stock units, stock appreciation rights, performance awards (which may take the form of performance units or performance shares) and other awards to acquire up to an aggregate of 700,000 shares of the Company’s common stock. Awards to be settled solely in cash (or in the case of restricted stock units or performance units that may be settled in cash, if actually settled in cash) shall not count against the shares reserved for issuance under the 2020 Plan. If an award under the 2020 Plan of restricted stock, restricted stock units or performance units is forfeited, the common stock covered by any such award would again become available for issuance under new awards. On the other hand, the 2020 Plan prohibits share recycling in connection with net settlement of options or stock appreciation rights, shares delivered or withheld to pay the exercise price or withholding taxes under options or stock appreciation rights, and shares repurchased on the open market with the proceeds of an stock option exercise.
The 2020 Plan prohibits the repricing of options without stockholder approval. This provision relates to both direct re-pricings (i.e., lowering the exercise price of an option) and indirect re-pricings (i.e., canceling an outstanding option and granting a replacement or substitute option with a lower exercise price, or exchanging options for cash, other options or other awards). The repricing prohibition also applies to stock appreciation rights. The 2020 Plan also prohibits the cash repurchase of underwater options or stock appreciation rights.
As of the Record Date, there was an aggregate of 700,000 shares authorized and reserved under the 2014 Plan and 161,596 shares remaining available for future issuances under the 2014 Plan. The outstanding awards under the 2014 Plan will not be affected by the adoption of the 2020 Plan. If any shares of restricted stock are forfeited under the 2014 Plan, those shares will not be available for issuance under new awards under the 2020 Plan.
As of the Record Date, the Company had 45,554,773 shares of common stock outstanding.
A description of the provisions of the 2020 Plan is set forth below. This summary is qualified in its entirety by the provisions of the 2020 Plan, which is attached as Appendix A to this proxy statement.
General Description of the 2020 Plan
Overview.   The purposes of the 2020 Plan are (a) to provide incentives for our employees, directors and consultants by encouraging their ownership of stock and (b) to aid us (and our affiliates) in retaining such employees, directors and consultants, upon whose efforts our success and future growth depends, and to attract other such individuals.
Administration.   The 2020 Plan is administered by our Compensation Committee, although the Board may administer the 2020 Plan, in whole or in part, in certain circumstances. Subject to the terms of the 2020 Plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards and interpret provisions of the 2020 Plan. The Compensation Committee may delegate, to a subcommittee of directors and/or officers, the authority to grant or administer awards to persons who are not then reporting persons under Section 16 of the Exchange Act.

Shares of Common Stock Reserved for Issuance Under the 2020 Plan.   There are 700,000 shares of our common stock reserved for issuance under the 2020 Plan, and no awards have yet been granted under the 2020 Plan. The shares of common stock to be issued under the 2020 Plan consist of either authorized and unissued common shares, or common shares previously held in the treasury of the Company, or both. The closing price of our common stock as reported by the NYSE on the Record Date was $76.65.
Eligibility and Share Limitations.   Awards may be made under the 2020 Plan to any employee, director or consultant as determined by our Compensation Committee to be in our best interests, provided that only employees shall be eligible to receive incentive stock options. We currently estimate that approximately 40 persons are eligible to receive awards under the 2020 Plan.
Amendment or Termination of the Plan.   Unless terminated earlier, the 2020 Plan shall terminate on the 10th anniversary of the date the 2020 Plan is approved by the Company’s stockholders. The Board may terminate or amend the 2020 Plan at any time and for any reason, in its discretion. However, no amendment may adversely impair the rights of grantees with respect to outstanding awards. Amendments will be submitted for stockholder approval to the extent required by the Code or other applicable laws, rules or regulations.
Types of Awards Available for Grant under the 2020 Plan
Options.   The 2020 Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive options under the Code and also options to purchase common shares that do not qualify as incentive stock options (“non-qualified options”). The exercise price of each option may not be less than 100% of the fair market value of the common shares on the date of grant. In the case of certain 10% stockholders who receive incentive options, the exercise price may not be less than 110% of the fair market value of the common shares on the date of grant. Options granted under the 2020 Plan may generally not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution.
The term of each option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant (or 5 years in the case of incentive stock options granted to 10% stockholders). The Compensation Committee determines at what time or times each option may be exercised. Except as otherwise set forth in an award agreement, unvested options are generally forfeited upon a termination of a participant’s employment or service and the shares underlying the option will revert to the 2020 Plan and become available for future awards. Except in the case of termination of a participant’s employment or service for cause, in which case, all options are forfeited, a participant will generally have up to (i) 90 days to exercise any vested option for a termination for any reason other than cause, death or disability, and (ii) 1 year to exercise any vested option for a termination due to death or disability.
Options may be made exercisable in installments. In general, an optionee may pay the exercise price of an option by cash or certified check, and the Compensation Committee is authorized to permit the exercise price to be paid by net share settlement, broker assisted cashless exercise, tendering common shares already owned, or any other form permitted by the Compensation Committee and applicable laws, rules and regulations. The Compensation Committee may impose blackout periods on the exercise of any option to the extent required by applicable laws.
Restricted Stock.   The 2020 Plan permits the granting of restricted stock. Restricted stock awards consist of shares of common stock granted subject to forfeiture if specified holding periods and/or performance targets are not met. The Compensation Committee determines the holding periods and/or performance targets. Prior to the meeting of the specified holding periods and/or performance targets (the “restricted period”), restricted stock may not be sold, assigned, pledged, or otherwise disposed of or hypothecated by participants. Except as otherwise set forth in an award agreement, during the restricted period, the restricted stock will be forfeited in the event of termination of employment or service. During the restricted period, the restricted stock entitles the participant to all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends thereon.
Performance Awards.   Performance units and performance shares may also be granted under the 2020 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the Compensation Committee are achieved. The Compensation Committee may establish performance goals in its discretion within the parameters of the 2020 Plan, which, depending on the extent to which they are met, will determine the degree of granting, vesting and/or payout value of performance units and performance shares. While the performance units and performance shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the securities, subject to specified limitations.
Business Criteria.   The Compensation Committee may use one or more of the following business criteria to measure the performance of the Company, an affiliate of the Company, and/or a business unit of the Company or one of its affiliates for a performance period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index), in establishing performance goals for awards (this is a non-exhaustive list from which the Compensation Committee may select):
•
total shareholder return (share price appreciation plus dividends);

•
net income;

•
earnings per share;

•
funds from operations (as defined by Nareit);

•
funds from operations per share;

•
return on equity;

•
return on assets;

•
return on invested capital;

•
increase in the market price of shares or other securities;

•
achieving specified reductions in costs or targeted levels in costs;

•
achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts;

•
acquiring or developing a prescribed number of   (or dollar volume related to) real estate properties, or maintaining a prescribed number of  (or dollar volume related to) real estate properties;

•
achieving or maintaining a level of occupancy at one or more real estate properties;

•
completing specified projects within or below the applicable budget;

•
completing acquisitions or dispositions of other businesses or assets, or integrating acquired businesses or assets; and

•
expanding into new markets.

Dividends or Dividend Equivalents for Performance Awards.   Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a participant if and to the extent that the underlying award is earned.
Other Awards.   The Compensation Committee may also award under the 2020 Plan:
•
stock appreciation rights, which are rights to receive a number of shares of common stock or, in the discretion of the Compensation Committee, an amount in cash or a combination of common shares and cash, based on the increase in the fair market value of the common shares underlying the right over the market value of such common shares on the date of grant (or over an amount greater than the grant date fair market value, if the Compensation Committee so determines) during a stated period specified by the Compensation Committee not to exceed 10 years from the date of grant;

•
restricted stock units, which are substantially similar to restricted common stock but result in the issuance of shares of common stock upon meeting specified holding periods and/or performance targets, rather than the issuance of the shares of common stock on the grant date; unless the

Compensation Committee provides otherwise, during the restricted period, the participant shall have no rights as a stockholder including the right to vote or receive any dividends or distributions, and shall have no rights other than those of a general creditor of the Company; and
•
unrestricted stock, which are shares of common stock granted without restrictions.

Effect of Change in Control
The occurrence of a change in control will not automatically cause outstanding awards granted under the 2020 Plan to vest. If outstanding awards are not assumed or substituted, such awards will vest upon a change in control with any performance awards vesting at their target levels. Further, to the extent outstanding awards are assumed or substituted, if a grantee’s service is terminated without cause or a grantee terminates for good reason within two years following a change in control, such outstanding awards will vest.
Forfeiture Provisions
The Compensation Committee may provide, subject to any applicable rule or regulation, in any award agreement, or may determine in any individual case, the circumstances in which awards shall be paid or forfeited in the event a participant ceases to be employed by us, or to provide services to us, prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such award. Except as set forth for options, generally the 2020 Plan provides that various awards will be forfeited if not earned or vested upon termination, unless otherwise provided for in an award agreement.
In addition, unless otherwise specified in an award agreement, the Compensation Committee retains the right to cause a forfeiture of awards upon any breach or violation of agreements, policies or plans of the Company, as well as to the extent permitted by applicable law or regulations.
Adjustments for Stock Dividends and Similar Events
The Compensation Committee will make appropriate adjustments in the number and kind of shares subject to the 2020 Plan, in the number and kind of shares covered by outstanding awards, in the option price per share of outstanding options or the stock appreciation exercise price of outstanding stock appreciation rights, and in the maximum number of shares that may be issued to any participant pursuant to awards made under the 2020 Plan, to reflect a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or other similar event.
U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2020 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
Incentive Stock Options.   The grant of an incentive stock option will not be a taxable event for the participant or for the employer. A participant will not recognize taxable income upon exercise of an incentive option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of common shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the participant holds the common shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The employer will not be entitled to any compensation expense deduction with respect to the exercise of an incentive option, except as discussed below.
For the exercise of an option to qualify for the foregoing tax treatment, the grant must be made by the employee’s employer or a parent or subsidiary of the employer. The employee must remain employed from the date the option is granted through a date within three months before the date of exercise of the option. If a participant sells or otherwise disposes of the common shares acquired without satisfying the holding period requirement (known as a “disqualifying disposition”), the participant will recognize ordinary income upon the disposition of the common shares in an amount generally equal to the excess of the fair market value of the common shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will generally be allowed a compensation expense deduction to the extent that the participant recognizes ordinary income.
Non-Qualified Options.   The grant of an option will not be a taxable event for the participant or for us. Upon exercising a non-qualified option, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. Upon a subsequent sale or exchange of common shares acquired pursuant to the exercise of a non-qualified option, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the common shares (generally, the amount paid for the common shares plus the amount treated as ordinary income at the time the option was exercised). The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Restricted Stock.   A participant who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, the shares of restricted common stock are nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Code to recognize compensation income (which is ordinary income) in the year of the award in an amount equal to the fair market value of the common shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse and dividends or distributions that are paid while the common shares are subject to restrictions will be subject to withholding taxes. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Restricted Stock Units.   There are no immediate tax consequences of receiving or vesting in an award of restricted stock units under the 2020 Plan; however, restricted stock units are subject to the Federal Insurance Contribution Act tax upon vesting (based on the fair market value of the common shares on the vesting date). A participant who is awarded restricted stock units will recognize ordinary income upon receiving common shares or cash under the award in an amount equal to the fair market value of the common shares at the time of delivery or the amount of cash. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Performance Shares, Performance Units and Other Stock Unit Awards.   A participant generally will recognize no income upon the receipt of a performance share or performance unit. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and/or the fair market value of any substantially vested common shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
Stock Appreciation Rights.   There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2020 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Dividend or Dividend Equivalents.   A participant will recognize taxable income, subject to withholding of employment tax, upon receipt of a dividend equivalent in cash or in shares of stock. Similarly, a participant who receives restricted stock, and does not make an election under Section 83(b) of the Code with respect to the stock, will recognize taxable ordinary income, subject to withholding of employment tax, upon receipt of dividends on the stock. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.
Unrestricted Stock.   Participants who are awarded unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the common shares on the date of the award, reduced by the amount, if any, paid for such common shares. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Withholding.   To the extent required by law, and except as provided otherwise by the Committee, we will utilize the net share method of settlement or withhold from any amount paid in settlement of an award, the amount of withholding and other taxes due or take other action as we deem advisable to enable ourselves to satisfy withholding and tax obligations related to any awards.
New Plan Benefits
Awards under the 2020 Plan will be made at the discretion of the Compensation Committee, although no awards have been made to date. Accordingly, we cannot currently determine the amount of awards that will be made under the 2020 Plan. We anticipate that the Compensation Committee will utilize the 2020 Plan to continue to grant long-term equity incentive compensation to key employees similar to the awards described in this proxy statement.
Registration with SEC
The Company intends to file a registration statement with the SEC pursuant to the Securities Act of 1933, as amended, covering the offering of the stock under the 2020 Plan.
The Board recommends a vote FOR the approval of our 2020 Omnibus Incentive Plan.

RELATED PERSON TRANSACTIONS
Policies and Procedures
Under SEC rules, a related person transaction is any transaction or any series of transactions in which our Company was or is to be a participant, the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. A “related person” is a director, officer, nominee for director or a more than 5% stockholder since the beginning of our last completed fiscal year, and their immediate family members.
The non-interested directors of the Board review and oversee any proposed or ongoing related person transactions to ensure there are no conflicts of interest. Our written Code of Conduct expressly prohibits any actions that would cause a conflict of interest except under guidelines approved by the Board. Our Code of Conduct requires officers and directors along with other employees to provide full disclosure of any such transaction to appropriate persons. Persons are encouraged to speak with specified persons if there is any doubt as to whether a transaction could comprise a related person transaction or otherwise constitute a conflict of interest.
If a related person transaction is proposed, the non-interested directors of the Board review such transaction to ensure that our involvement in such transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and is in the best interests of us and our stockholders. If necessary or appropriate, we will engage third party consultants and special counsel, and the Board may create a special committee, to review such transactions. There were no related person transactions in 2019, except for the Reimbursement Agreement described below.
The Company and Richard Agree, the Executive Chairman of the Company, are parties to a Reimbursement Agreement dated November 18, 2014. Pursuant to the Reimbursement Agreement, Mr. Agree has agreed to reimburse the Company for any loss incurred under the unsecured revolving credit facility of our majority owned partnership, Agree Limited Partnership (the “Operating Partnership”) in an amount not to exceed $14 million to the extent that the value of the Operating Partnership’s assets available to satisfy the Operating Partnership’s obligations under the revolving credit facility is less than $14 million.

ADDITIONAL INFORMATION
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act, requires our directors, certain of our executive officers and persons who beneficially own more than 10% of a registered class of our equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in any of our equity securities and any changes thereto, and to furnish copies of these reports to us. Based on our review of the insiders’ forms furnished to us or filed with the SEC and representations made by our directors and applicable executive officers, no insider failed to file on a timely basis a Section 16(a) report in 2019, except for the following forms, which were inadvertently filed late: a Form 3 for David Wolff was filed on April 8, 2019 in relation to his appointment to an executive officer position on February 25, 2019 ; a Form 4 for Gregory Lehmkuhl was filed on March 13, 2020 for a June 5, 2019 transaction; a Form 4 for Joel Agree was filed on July 16, 2019 for a July 1, 2019 transaction; and a Form 4 for David Wolff was filed on December 5, 2019 for a September 4, 2019 transaction.
Cost of Proxy Solicitation
All of the expenses of preparing, assembling, printing and mailing the Notice and the other materials used in the solicitation of proxies will be paid by us. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at our expense, to the beneficial owners of shares held of record by such persons. Our directors and officers may solicit proxies by mail, telephone, telecopy or in person. They will not receive any additional compensation for such work.
Proposals for 2021 Annual Meeting
Pursuant to Rule 14a-8 of the Exchange Act, any stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for the annual meeting of stockholders to be held in 2021 must be received at our office at 70 E. Long Lake Road, Bloomfield Hills, MI 48304, Attn: Clayton R. Thelen, no later than November 23, 2020 and must be in compliance with the requirements of our Bylaws and the SEC’s proxy rules.
Our Bylaws currently provide that in order for a proposal of a stockholder to be presented at our 2021 annual meeting of stockholders, other than a stockholder proposal or director nomination to be included in our proxy statement as described above, it must be received at our principal executive offices no earlier than the 150th day and no later than 5:00 p.m., Eastern Time, on the 120th day prior to the anniversary of the date of mailing of the notice for the 2020 annual meeting. For our 2021 annual meeting, our Secretary must receive this notice between October 25, 2020 and 5:00 p.m., Eastern Time, on November 24, 2020. If the 2021 annual meeting of stockholders is scheduled to take place before April 5, 2021 or after June 4, 2021, then notice must be delivered no earlier than the close of business on the 150th day prior to the 2021 annual meeting of stockholders and not later than the close of business on the later of the 120th day prior to the 2021 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2021 annual meeting of stockholders is first made public by our Company. Any such proposal should be mailed to our Secretary, Clayton R. Thelen at our office at 70 E. Long Lake Road, Bloomfield Hills, MI 48304.
See “Board Matters — Committees of the Board-Nominating and Governance Committee” for additional information.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 5, 2020
The Notice of the Annual Meeting, this proxy statement, our annual report to stockholders for the year ended December 31, 2019, including the audited consolidated financial statements for the three years ended December 31, 2019, and the accompanying proxy card are available at www.proxyvote.com.
By Order of the Board of Directors
Clayton R. Thelen
Chief Financial Officer and Secretary
March 23, 2020

APPENDIX A
2020 OMNIBUS INCENTIVE PLAN
AGREE REALTY CORPORATION
Agree Realty Corporation 2020 Omnibus Incentive Plan
(As approved by the Board on February 25, 2020)
1.
Purposes of Plan. The purposes of this Plan are (a) to provide incentives and awards to Employees, Directors and Consultants of the Company and its Affiliates, by encouraging their ownership of Stock and (b) to aid the Company and its Affiliates in retaining such Employees, Directors and Consultants, upon whose efforts the Company’s success and future growth depends, and attracting other such individuals.

2.
Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

a.
“Affiliate” means, with respect to the Company, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company. For purposes of clarity, Affiliate shall include all Subsidiaries of the Company.

b.
“Award” means individually or collectively, a grant under this Plan of Non-qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, or Other Stock and Stock Unit Awards. Each Award shall be evidenced by an Award Agreement containing such terms and conditions as the Committee may approve, but such terms and conditions shall be consistent with any applicable terms and conditions specified in the Plan.

c.
“Award Agreement” means an agreement, certificate, resolution or other form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in an electronic medium, may be limited to a notation on the Company’s books and records and, if approved by the Committee, need not be signed by a representative of the Company or a Participant.

d.
“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

e.
“Board” or “Board of Directors” means the Board of Directors of the Company.

f.
“Cause” means, unless otherwise set forth in an applicable employment agreement with a Participant, Participant’s (i) commission of a crime of moral turpitude or a felony that involves financial misconduct or moral turpitude or has resulted, or reasonably could be expected to result, in imprisonment of the Participant or any adverse publicity regarding Participant or the Company or economic injury to the Company, (ii) dishonesty or willful commission or omission of any action that has resulted, or reasonably could be expected to result, in any adverse publicity regarding Participant or the Company or has caused, or reasonably could be expected to cause, demonstrable and serious economic injury to the Company, (iii) failure to perform assigned duties or (iv) material breach of this Agreement, any other agreement entered into between a Participant and the Company or any of Affiliates, or the Company’s policies and procedures as may be implemented from time to time (other than as a result of the Disability of Participant or other factors outside of Participant’s control) after notice and a reasonable opportunity to cure (if such breach can be cured).

g.
“Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

i.
any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the Beneficial Owner, directly or indirectly, of securities of the Company representing 40 percent or more of either (A) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) or (B) the then outstanding Shares of the Company (in either such case other than as a result of acquisition of securities directly from the company); or
ii.
persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

iii.
if  (A) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (C) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (D) the Company shall sell or otherwise transfer substantially all of the assets of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

iv.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Stock beneficially owned by any person to 40 percent or more of the shares of Stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a share split, share dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 40 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

Notwithstanding anything else to the contrary contained in this Section 2(g) to the extent “Change in Control” is a payment trigger, and not merely a vesting trigger, for any 409A Award, a “Change in Control” shall not be deemed to have occurred unless such “Change in Control” is also a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as described in Treas. Reg. Section 1.409A-3(i)(5).
h.
“Code” means the Internal Revenue Code of 1986 and any successor statute thereto, as amended, including the rules and regulations promulgated thereunder.

i.
“Committee” means the Compensation Committee of the Board, or any other committee of the Board to the extent designated by the Board by resolution of the Board, which committee shall be constituted as provided in Section 3 hereof.

j.
“Company” means Agree Realty Corporation, or any successor thereto as provided in Article 18 hereof.

k.
“Consultant” means any natural person, including an advisor, engaged by the Company or an Affiliate to render bona fide services to such entity (other than in connection with the offer or sale of securities in a capital-raising transaction or to promote or maintain a market for the Company’s securities).

l.
“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

m.
“Disability” or “Disabled” means with respect to any other Participant, a condition under which the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

A Participant shall not be deemed to be Disabled as a result of any condition that:
A.
was contracted, suffered, or incurred while such Participant was engaged in, or resulted from such Participant having engaged in, a felonious activity; or

B.
resulted from an intentionally self-inflicted injury or an addiction to drugs, alcohol, or substances which are not administered under the direction of a licensed physician as part of a medical treatment plan.

The Disability of a Participant and the date on which a Participant ceases to be employed by reason of Disability shall be determined by the Company, in accordance with uniform principles consistently applied, on the basis of such evidence as the Committee and the Company deem necessary and desirable, and its good faith determination shall be conclusive for all purposes of the Plan. The Committee or the Company shall have the right to require a Participant to submit to an examination by physicians and to submit to such reexaminations as the Committee or the Company shall require in order to make a determination concerning the Participant’s physical or mental condition; provided, however, that a Participant may not be required to undergo a medical examination more often than once each 180 days. If any Participant engages in any occupation or employment (except for rehabilitation as determined by the Committee) for remuneration or profit, which activity would be inconsistent with the finding of Disability, or if the Committee, on the recommendation of the Company, determines on the basis of a medical examination that a Participant no longer has a Disability, or if a Participant refuses to submit to any medical examination properly requested by the Committee or the Company, then in any such event, the Participant shall be deemed to have recovered from such Disability. Notwithstanding the foregoing, in the event a Participant is employed under a written employment agreement with the Company or one of its Affiliates which agreement includes a definition of  “disability,” “disability” shall have the meaning set forth in such agreement; provided, however, to the extent such agreement is silent on any of the determination provisions set forth in this paragraph, such provisions shall apply.
The Committee in its discretion may revise this definition of  “Disability” for any grant, except to the extent that the Disability is a payment event under a 409A Award, in which event the definition of  “Disability” in Treas. Reg. Section 1.409A-3(i)(4) shall apply and cannot be changed after the 409A Award is granted.
n.
“Effective Date” means the date that the Plan is approved by the stockholders of the Company, provided that such date is not more than one year after the approval of the Plan by the Board.

o.
“Eligible Person” means any Employee, Director or Consultant and includes non-Employees to whom an offer of employment has been or is being extended.

p.
“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

q.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

r.
“Fair Market Value” means the value of a Share, determined as follows: if on the Grant Date or other determination date the Shares are listed on an established national or regional share exchange, is admitted to quotation on the Nasdaq National Market or is publicly traded on an established securities market, the Fair Market Value of a Share shall be the closing price of the Shares on such exchange or in such market (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market) on the Grant Date or such other determination date; or if there is no such reported closing price, the Fair Market Value shall be the mean between the high and low sale prices on such trading day, or if no sale of Shares is reported, the mean between the highest bid and lowest asked price on such trading day, or, if no bid and asking price is reported for such trading day, the reported closing price on the next preceding day on which any sale shall have been reported. If the Shares are not listed on such an exchange, quoted on such system or traded on such a market, the Fair Market Value shall be the value of the Shares as determined by the Committee in good faith; provided that such valuation with respect to any Award that the Company intends to be a stock right not providing for the deferral of compensation under Treas. Reg. Section 1.409A-1(b)(5)(i) (Non-Qualified Options) shall be determined by the reasonable application of a reasonable valuation method, as described in Treas. Reg Section 1.409A-1(b)(5)(iv)(B). In the case of an Incentive Stock Option, if the foregoing method of determining fair market value is inconsistent with Section 422 of the Code, then Fair Market Value shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value so determined.

s.
“409A Award” means any Award that is treated as a deferral of compensation subject to the requirements of Section 409A of the Code.

t.
“Grant Date” means the date on which an Award is made by the Committee or the Board of Directors under this Plan or such later date as may be specified by the Committee or the Board.

u.
“Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Section 6 hereof, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

v.
“Non-qualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Section 6 hereof, which is not intended to be an Incentive Stock Option.

w.
“Option” means an Incentive Stock Option or a Non-qualified Stock Option.

x.
“Option Price” means the exercise price for each Share subject to an Option.

y.
“Optionee” means the holder of an Option.

z.
“Other Stock and Stock Unit Award” means awards of unrestricted Shares, or other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other securities of the Company.

aa.
“Participant” means any Eligible Person who has been granted an Award under the Plan.

bb.
“Performance Award” means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

cc.
“Performance Measures” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): (i) total shareholder return (share price appreciation plus dividends), (ii) net income, (iii) earnings per share, (iv) funds from operations (as defined by Nareit), (v) funds from operations per share, (vi) return on equity, (vii) return on assets, (viii) return on invested capital, (ix) increase in the market price of shares or other securities, (x) achieving specified reductions in costs or targeted levels in costs; (xi) achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts; (xii) acquiring or developing a prescribed number of (or dollar volume related to) real estate properties, or maintaining a prescribed number of  (or dollar volume related to) existing real estate properties; (xiii) achieving or maintaining a level of occupancy at one or more real estate properties; (xiv) completing specified projects within or below the applicable budget; (xv) completing acquisitions or dispositions of other businesses or assets, or integrating acquired businesses or assets; and (xvi) expanding into new markets. Subject to any exceptions noted in this Section 2(bb), Section 9(d) hereof, or any Award Agreement and any exceptions approved by the Committee, each such objective shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company. Performance Measures may vary from performance period to performance period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. For the avoidance of doubt, this is a non-exhaustive list from which the Committee may select and that the Committee has discretion to selection other performance measures.
dd.
“Performance Share” means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 9 hereof, the value of which is determined by the Fair Market Value of the Stock in a manner deemed appropriate by the Committee and described in the Award Agreement.

ee.
“Performance Unit” means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 9 hereof, the value of which is determined, in whole or in part, by the attainment of preestablished goals relating to Company financial or operating performance as deemed appropriate by the Committee and described in the Award Agreement.

ff.
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Section 8 hereof.

gg.
“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d)(3).

hh.
“Plan” means the Agree Realty Corporation 2020 Omnibus Incentive Plan, as hereafter amended.

ii.
“Related Option” means an Incentive Stock Option or a Non-qualified Stock Option granted in conjunction with the grant of a Stock Appreciation Right.

jj.
“Restricted Stock” means an Award, designated as Restricted Stock, granted to a Participant pursuant to Section 8 hereof.

kk.
“Restricted Stock Unit” means an Award, designated a Restricted Stock Unit, granted to a Participant pursuant to Section 8 hereof.

ll.
Retirement” means termination of employment or service by a Participant with the consent of the Committee on or after reaching age 65 with five (5) years of service, or any other definition established by the Committee, in its discretion, either in any Award or in writing after the grant of any Award, provided that the definition of Retirement with respect to the timing of payment (and not merely vesting) of any 409A Award cannot be changed after the Award is granted.

mm.
“Rule 16b-3” means Rule 16b-3 adopted pursuant to Section 16(b) of the Exchange Act.

nn.
“SAR Exercise Price” means the per share exercise price of an SAR granted to a Participant under Section 7 hereof.

oo.
“Secretary” means the officer designated as the Secretary of the Company.

pp.
“Section 16 Person” means a Participant who is subject to Section 16(b) of the Exchange Act with respect to transactions involving Stock.

qq.
“Stock” or “Shares” means the common stock of the Company, $0.0001 par value.

rr.
“Stock Appreciation Right” or “SAR” means an Award, designated as a Stock Appreciation Right, granted to a Participant pursuant to Section 7 hereof.

ss.
“Subsidiary” means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

tt.
“Substitute Award” means any Award granted or issued to a Participant in assumption of, or in substitution for, outstanding awards, or the right or obligation to make future awards by a company acquired by the Company or with which the Company combines (by merger, asset acquisition or otherwise).

uu.
“Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding shares of the Company, its parent, or any of their Subsidiaries. In determining share ownership, the attribution rules of Section 424(d) of the Code shall be applied.

3.
Administration.

a.
The Plan shall be administered by or pursuant to the direction of the Committee, provided that the Board may exercise all of the Committee’s powers, authority and obligations under this Plan (and any Award Agreement) at any time, in whole or in part, in the Board’s discretion. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Participants and their legal representatives and beneficiaries. No member of the Committee or the Board shall be liable to any person for any such action taken or determination made in good faith with respect to the Plan or any Award or Award Agreement. Unless the Board determines otherwise, no person shall be appointed to or serve as a member of the Committee unless at the time of such appointment and service he shall be a “non-employee director,” as defined in Rule 16b-3.

b.
The Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, make such determinations and interpretations, and take such other administrative actions as it deems necessary or advisable to the administration of the Plan, any Award or any Award Agreement. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the authority to:

i.
grant Awards and determine the terms and conditions of the Awards;

ii.
determine the Participants to whom and the times at which Awards shall be granted;

iii.
determine all terms and provisions of each Award Agreement, which need not be identical;

iv.
construe and interpret the Award Agreements and the Plan;

v.
establish, amend, or waive rules or regulations for the Plan’s administration;

vi.
to accelerate the exercisability of any Award, the end of a performance period or termination of any Period of Restriction;

vii.
establish the rights of Participants with respect to an Award upon termination of employment or service as a Director;

viii.
determine whether, to what extent, and under what circumstances an Award may be settled, forfeited, exchanged or surrendered;

ix.
amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award; and

x.
make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

Notwithstanding the foregoing, neither the Committee nor the Board shall effect at any time directly or indirectly the repricing of any outstanding Options or SARs without stockholder approval, including without limitation a repricing by (i) the cancellation of any outstanding Options or SARs under the Plan and the grant in substitution therefor of new Options or SARs under the Plan covering the same or different amount of Shares, or (ii) the cancellation of any outstanding Options or SARs with respect to which the Option Price or SAR Exercise Price is above Fair Market Value in exchange for a cash payment.
c.
All such actions and determinations shall be made in accordance with the Company’s governing documents and applicable law. Subject to the governing documents of the Company and applicable law, the Committee may delegate all or any portion of its authority under the Plan to a subcommittee of members of the Board and/or officers of the Company for the purposes of determining or administering Awards granted to persons who are not then subject to the reporting requirements of Section 16 of the Exchange Act. The Committee’s prior exercise of discretionary authority shall not obligate it to exercise its authority in a similar fashion thereafter.

4.
Stock Available.

a.
Reserved Shares. Subject to adjustment as provided in Section 13 hereof, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 700,000, all of which shall be available for issuance as Incentive Stock Options. Shares used for purposes of the Plan may be either authorized and unissued Shares, or previously issued Shares held in the treasury of the Company, or both.

b.
Accounting for Shares.

i.
Except as provided in this Section 4, for every Share subject to Awards, the Shares available for grant hereunder shall be reduced by one Share. Awards to be settled only in cash shall not be counted against the Share limit above.

ii.
With respect to Performance Awards which are payable in Shares (whether in whole or in part, as elected by the Participant at the time such Award is settled), the maximum number of Shares shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan, subject to Section 4(b)(v) below.

iii.
Awards not denominated, but potentially payable, in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Awards are settled in Shares; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may only be counted once against the aggregate number of Shares available, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting.

iv.
Substitute Awards shall not be counted against the Shares available for granting Awards under this Plan. Shares available under a stockholder approved equity plan acquired in a corporate acquisition or merger (each, a “pre-existing plan”) may be used for post-transaction Awards under this Plan without counting against the Shares reserved in Section 4(a) provided that (i) the number of Shares available for grant is appropriately adjusted to reflect the relative value of the Shares and the shares subject to the acquired entity’s equity plan, (ii) any such Award is not made beyond the period when it could have been granted under the pre-existing plan absent such transaction, and (iii) any such Award is not granted to individuals who were employed by the Company or its Affiliates immediately before the closing of such transaction. The provisions of this Section 4(b)(iv) shall be interpreted consistent with the applicable listing requirements.

v.
If any Shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of all or a portion of the Shares subject thereto (including the settlement of any Performance Awards in cash rather than Shares), then all or a portion, as applicable, of the number of Shares related to such Award shall not be counted against the Share limit above, but shall again be available for making Awards under the Plan.
vi.
Notwithstanding anything herein to the contrary, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are (x) Shares that were subject to an Option or a share-settled SAR and were not issued upon the net settlement or net exercise of such Option or SAR, (y) Shares delivered to or withheld by the Company or any Affiliate to pay the exercise price or the withholding taxes under an Option or SAR or (z) Shares repurchased on the open market with the proceeds of an Option exercise.

5.
Award Eligibility. Awards under the Plan may be granted to any Eligible Person, provided that only Employees shall be eligible to receive Incentive Stock Options. Awards may be granted to Eligible Persons whether or not they hold or have held Awards previously granted under the Plan or otherwise granted or assumed by the Company. In selecting Eligible Persons for Awards, the Committee may take into consideration any factors it may deem relevant, including its views of the Eligible Person’s present and potential contributions to the success of the Company and its Affiliates.

6.
Stock Options.

a.
Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants as shall be determined by the Committee in its discretion; provided, however, ISOs may only be granted to Employees. Subject to Sections 4 and 5 hereof, the Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant.

b.
ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares (determined at the Grant Date) with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan or agreement of the Company or any Affiliate) exceeds $100,000 (or such other amount as may be specified in Section 422 of the Code), such excess Options shall be treated as Non-qualified Stock Options.

c.
Option Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the terms of the Option, including the Option Price, the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability, or other termination of employment or service, and such other provisions as the Committee shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non-qualified Stock Option, provided that the Options will be deemed Non-qualified Stock Options in the absence of such specification.

d.
Option Price. The Option Price shall be determined by the Committee subject to the following limitations. In the case of an ISO, the Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date, or in the case of any Optionee who is a Ten Percent Stockholder at the Grant Date, such Option Price shall not be less than 110% of the Fair Market Value of such Stock on the Grant Date. In the case of a NQSO, the Option Price shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date. In no event shall the Option Price of any Option be less than the par value of the Stock.

e.
Duration of Options. Each Option shall expire as set forth in the Award Agreement, provided, however, that no Option shall be exercisable later than the tenth anniversary date of its Grant Date and no ISO which is granted to any Optionee who, at the time such ISO is granted, is a Ten Percent Stockholder, shall be exercisable after the fifth anniversary date from such Grant Date.

f.
Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement, which need not be the same for all Participants. An Option may not be exercised for a fraction of a Share.

g.
Method of Exercise. In order to exercise an option, the Optionee shall deliver to the Company properly executed exercise notice specifying the number of shares of Stock to be purchased, together with cash or a certified or bank cashier’s check payable to the order of the Company in the aggregate amount of the Option Price therefor, provided that the Committee may, in its discretion permit a Participant to satisfy such aggregate Option Price by one or more of the following methods, in each case, to the extent permitted by applicable laws: (i) a reduction in Shares issuable upon exercise which have a value at the time of exercise that is equal to the Option Price, (ii) delivery of irrevocable instructions to a stockbroker to sell immediately some or all of the Shares acquired by exercise of the Option and to promptly deliver to the Company an amount of the sale proceeds sufficient to pay the aggregate Option price, (iii) delivery of previously owned Shares having a Fair Market Value on the date of exercise equal to the aggregate purchase price, or (iii) any other form that is consistent with, or permitted by, applicable laws, regulations and rules. An Optionee shall have none of the rights of a stockholder until the date as of which Shares are issued to him. For purposes of payment described in (i) above, the exercise shall be deemed to have occurred on the date the Company receives the exercise notice, accompanied by the stockbroker instructions, unless the Committee determines otherwise.
h.
Limitation on Exercise of Options. Notwithstanding the terms of any Award Agreement to the contrary, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of an Option with respect to any or all Participants (including those whose employment or service has terminated) to the extent that it determines that doing so is required or desirable in order to comply with applicable securities laws, provided that, if any blackout period occurs, the term of the Option shall not expire until the earlier of  (i) 30 days after the blackout period ends or (ii) the tenth (10th) anniversary of the Grant Date. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave of absence approved by the Company; provided, further that in the case of an ISO, any such determination satisfies the requirements of Section 422 of the Code.

i.
Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement, in the event a Participant’s employment or service with the Company and its Affiliates is terminated before exercise of an Option, the following rules shall apply:

a.
Generally. An Option may be exercised after the date of the Participant’s termination of employment or service, as applicable, only to the extent that the Option was vested as of the date of such termination. Any Option not vested at the time of a Participant’s termination of employment or service, as applicable, shall terminate and the Shares underlying such Option shall revert to the Plan and become available for future Awards. A vested Option may not be exercised after the expiration of one of the periods described below in (ii) through (iv) or after the expiration of the Term of such Option as set forth in the Award Agreement.

b.
Termination upon death or Disability. If a Participant’s employment or service, as applicable, is terminated due to his death or Disability, the Participant (or the Participant’s beneficiary) may exercise the vested portion of a Non-Qualified Stock Option for up to one year after the date of the Participant’s termination of employment or service, as applicable, but in no event later than the date of expiration of the Option.

c.
Termination for Cause. If the Participant’s termination of employment or service, as applicable, is terminated by an Employer for Cause, any outstanding Option (whether vested or unvested) will immediately expire and be forfeited upon such termination.

d.
Other Terminations. Upon any other termination of employment or service, as applicable, other than for the reasons set forth in subsections (ii) or (iii) above or as set forth in Section 12, the Participant may exercise the vested portion of the Option for up to 90 days after the date of the Participant’s termination of employment or service, as applicable, but in no event later than the date of expiration of the Option.

j.
Non-transferability of Options.

i.
Subject to Sections 6(j)(ii) and 20(b) hereof, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Subject to Sections 6(j)(ii) and 20(b) hereof, during the lifetime of a Participant, the Option may be exercised only by the Participant or his guardian or legal representative.
ii.
The Committee may grant Non-qualified Stock Options (with or without tandem SARs) that are transferable during the lifetime of the Participant but only to the extent consistent with applicable laws and registration requirements, provided that (A) no consideration is paid for the transfer and (B) no Options granted to Section 16 Persons may be transferable unless and except to the extent such transferability would not result in the loss of any Rule 16b-3 exemptions for nontransferable Options granted or to be granted under the Plan; provided, that, in the absence of such provisions in the Award Agreement, the Options will be non-transferable except as provided in Section 6(j)(i) hereof. The transferee of an Option shall be subject to all restrictions applicable to the Option prior to its transfer. The Award Agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on Stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate.

7.
Stock Appreciation Rights.

a.
Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms:

i.
In connection with the grant, and exercisable in lieu, of Options (“Tandem SARs”);

ii.
In connection with, and exercisable in addition to, the grant of Options (“Additive SARs”);

iii.
Independent of the grant of Options (“Freestanding SARs”); or

iv.
In any combination of the foregoing.

b.
Exercise Price. The SAR Exercise Price shall be determined in the sole discretion of the Committee and set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of a Share on the Grant Date. The SAR Exercise Price of a Tandem SAR or an Additive SAR shall be the same as the Option Price of the Related Option.

c.
Exercise of Tandem SARs. Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, shall cause a reduction in the number of Shares subject to the Tandem SAR equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised and the Option Price of the Related Option.
d.
Exercise of Additive SARs. Additive SARs shall be deemed to be exercised upon, and in addition to, the exercise of the Related Option. The deemed exercise of Additive SARs shall not reduce the number of Shares with respect to which the Related Option remains unexercised.

e.
Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs.

f.
Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten years from the Grant Date. A SAR may be exercised only when the Fair Market

Value of a Share exceeds either (i) the Fair Market Value per Share on the Grant Date in the case of a Freestanding SAR or (ii) the Option Price of the Related Option in the case of either a Tandem SAR or Additive SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.
g.
Payment Upon Exercise of SARs. Subject to the provisions of the Award Agreement, upon the exercise of a SAR, the Participant shall be entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of  (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) SAR Exercise Price.

Payment to the Participant shall be made in Shares, valued at the Fair Market Value of the date of exercise, in cash, or a combination thereof, as the Committee may provide in the Award Agreement. To the extent required to satisfy the conditions of Rule 16b-3(e), or as otherwise provided in the Award Agreement, the Committee shall have the sole discretion to consent to or disapprove the election of any Participant to receive cash in full or partial settlement of an SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the Participant. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.
h.
Non-transferability of SARs. No SARs granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, unless the Committee provides otherwise pursuant to Section 20(b) hereof. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

8.
Restricted Stock and Restricted Stock Units.

a.
Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee may grant awards of Restricted Stock or Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine. Participants receiving such awards shall not be required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services and/or until other conditions are satisfied as determined by the Committee in its sole discretion, unless required by applicable law. Any grant of an Award under this Section 8 or the vesting thereof may be further conditioned upon the attainment of Performance Measures established by the Committee in accordance with the applicable provisions of Section 9 regarding Performance Awards.

b.
Award Agreement. Each award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the additional terms of the Award, including the Period of Restriction, the conditions which must be satisfied prior to removal of the restriction, the number of Shares granted or relating to such award, and such other provisions as the Committee shall determine.

c.
Transferability. Except as provided in this Section 8, neither the Shares of Restricted Stock or Restricted Stock Units granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of such other conditions as may be specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock or Restricted Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

d.
Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation,

restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Alternatively, the Committee, in its sole discretion, may have Shares of Restricted Stock issued without legend and held by the Secretary until such time that all restrictions are satisfied.
e.
Restricted Stock Certificate Legend. In the event that the Committee elects to legend the certificates representing Restricted Stock, and in addition to any legends placed on certificates pursuant to Section 8(d) hereof, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“The sale or other transfer of the shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Agree Realty Corporation 2020 Omnibus Incentive Plan, effective               , 2020, as amended, and in a Restricted Stock Agreement dated                   , 20      . A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Agree Realty Corporation.”
f.
Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee in its sole discretion. Once the Shares are released from the restrictions, the Participant shall be entitled to have removed any legend that may have been placed on the certificates representing such Shares pursuant to Sections 8(d) and 8(e) hereof.

g.
Rights of Holders of Shares of Restricted Stock. Unless the Committee otherwise provides in an Award Agreement, holders of Shares of Restricted Stock shall have the right to vote such Shares and the right to receive any dividends or distributions declared or paid with respect to such Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed and the Shares shall bear legends reflecting such restrictions.

h.
Rights of Holders of Restricted Stock Units. Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the payment of a cash dividend or distribution on outstanding Shares, or at any time thereafter, a cash payment for each Restricted Stock Unit held equal to the per share dividend, which payment would be paid in accordance with rules set forth by the Committee. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

i.
Settlement of Restricted Stock Units. Settlement of earned Restricted Stock Units will be made upon the date(s) determined by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, settle earned Restricted Stock Units in cash, Shares, or a combination of both.

j.
Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement, in the event a Participant’s employment or service with the Company and its Affiliates is terminated before vesting of any Shares of Restricted Stock or Restricted Stock Units, any Share of Restricted Stock or Restricted Stock Unit that is not vested at the time of a Participant’s termination of employment or service, as applicable, shall be forfeited. Upon forfeiture, the Participant shall have no further rights with respect to such Award, including the right to vote such Shares or the right to receive dividends with respect to such Shares.

9.
Performance Awards.

a.
Grant of Performance Awards. Subject to the terms and provisions of the Plan, the Committee may authorize grants of Performance Awards to Participants in the form of either Performance Units or Performance Shares, and such Awards shall be evidenced by an Award Agreement. Each Award Agreement shall specify the additional terms of the Performance Awards, including the number of Performance Units or Performance Shares (subject to Section 13 hereof), the time and manner in which such Award shall be settled, the performance period to which it relates, the applicable Performance Measures, and such other terms and conditions as the Committee determines consistent with the terms of the Plan. Subject to Section 4 and 5 hereof, the Committee shall have complete discretion in determining the size of any Performance Award granted to Participants hereunder. Participants receiving Performance Awards shall not be required to pay the Corporation therefor (except for applicable tax withholding) unless required by applicable law.

b.
Performance Period. The performance period with respect to each Performance Award shall be set forth in the Award Agreement, and may be subject to earlier termination in the event of a termination of employment or service.

c.
Performance Measures. Each Award Agreement for Performance Awards shall specify the Performance Measures that are to be achieved by the Participant and a formula for determining the settlement amount to be paid (in the form provided in Section 9(f) hereof) if the Performance Measures are achieved.

d.
Adjustments relating to Performance Measures. The Committee is authorized to exclude one or more of the following items in establishing Performance Measures for Performance Awards: (1) extraordinary items outside the ordinary course of business, including acquisitions, dispositions, restructurings; (2) accounting policy changes required by the U.S. Securities and Exchange Commission or the U.S. Financial Accounting Standards Board; (3) the effect of any change in the outstanding shares of Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, share repurchase, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; and (4) any other objective criteria established by the Committee.

e.
Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of Performance Award shall be made in cash, Stock, other property or a combination thereof as set forth in the Award Agreement. Payment may be made in a lump sum or installments as prescribed by the Committee.

f.
Non-transferability. Unless the Committee provides otherwise pursuant to Section 20(b) hereof, no Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.

g.
Dividends or Dividend Equivalent Rights for Performance Awards. Notwithstanding anything to the foregoing in the Plan, the right to receive dividends, dividend equivalent rights or distributions with respect to a Performance Award shall only be earned by a Participant if and to the extent that the underlying Performance Award is earned by the Participant, and shall be paid in the same time and manner as the underlying Performance Award.

h.
Voting Rights. During the performance and vesting periods, Participants in whose name Performance Shares are granted hereunder may not exercise voting rights with respect to those Shares.

i.
Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement, in the event a Participant’s employment or service with the Company and its Affiliates is terminated before the Performance Shares or Performance Units are earned and vested, such Performance Shares and/or Performance Units shall be forfeited.
10.
Other Stock and Stock Unit Awards.

a.
Grant. The Committee is authorized to grant to Participants, either alone or in addition to other Awards made under the Plan, Other Stock and Stock Unit Awards to be issued at such times, subject to or based upon achievement of such performance or other goals and on such other terms and conditions as the Committee shall deem appropriate and specify in the Award Agreement relating thereto, which need not be the same with respect to each Participant. Stock or other securities granted pursuant to Other Stock and Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law.

b.
Sale and Transferability. To the extent an Other Stock and Stock Unit Award granted under the Plan is deemed to be a derivative security within the meaning of Rule 16b-3, it may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, unless the Committee provides otherwise pursuant to Section 20(b) hereof. All rights with respect to such Other Stock and Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.

c.
Termination of Service. Unless otherwise set forth in the Award agreement, if, with respect to any Award, a Participant’s termination of employment or service, as applicable, occurs before the end of any period of restriction or non-transfer, or the vesting date applicable to such Award (or the applicable portion of such Award), or any performance goals or other vesting conditions are not achieved in whole or in part (as determined by the Committee) by the end of the period for measuring such goals and conditions, then all such then unvested and/or unearned Awards shall be forfeited by the Participant.

11.
Effect of Termination of Employment or Service on Awards; Forfeiture.

a.
Generally. Subject to Section 3(b) hereof, the Committee may provide in any Award Agreement the circumstances in which Awards shall be exercised, vested, paid or forfeited in the event a Participant’s service or employment with the Company or an Affiliate terminates prior to the end of a performance period, Period of Restriction or the exercise, vesting or settlement of such Award. Notwithstanding any other provision of this Plan to the contrary, in the event of a Participant’s termination of employment or service (including by reason of death, Disability, or Retirement), or business divestiture, leave of absence approved by the Company, or in the event of hardship or other special circumstances, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan. However, any such actions taken by the Committee shall be subject to Section 3(b) hereof and should comply with the requirements of Code Sections 409A.

b.
Transfers between Employers. Awards under the Plan shall not be affected by the change of a Participant’s status within or among the Company and any Affiliate, so long as the Participant continues to be employed by or provide services to the Company or an Affiliate. For purposes of the Plan and any Award hereunder, if an entity that a Participant is employed by or otherwise providing services to ceases to be an Affiliate, a Participant shall be deemed to terminate employment or service, as applicable, on the date of the entity’s change in status, unless the Participant continues as a service provider in respect of the Company or another Affiliate (after giving effect to the change in status).

12.
Change in Control.

a.
Accelerated Vesting and Payment. Subject to the provisions of subsection b. below and except as otherwise provided for in an Award Agreement, in the event of a Change in Control in which the successor/acquirer company does not issue Alternative Awards (as defined below) within the meaning of subsection b., all outstanding Awards shall immediately become vested, with any

Performance Awards being deemed to have vested at their target levels. Notwithstanding anything to the contrary contained in this Section 12, the treatment of any 409A Award in connection with a Change in Control shall be governed by Section 19 and the requirements of Code Section 409A.
b.
Alternative Awards. Notwithstanding subsection a., no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an “Alternative Award”), by a Participant’s employer (or the parent or an affiliate of such employer) immediately following the Change in Control; provided that any such Alternative Award must:

i.
Be based on stock which is traded on an established securities market;

ii.
Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

iii.
Have substantially equivalent economic value to such award (determined at the time of the Change in Control in accordance with principles applicable under Section 424 of the Internal Revenue Code);

iv.
Have terms and conditions which provide that in the event that a Participant’s Service is involuntarily terminated by the successor employer without Cause or by a Participant for Good Reason, in either case within the two-year period following the Change in Control, all of such Participant’s Option and/or SARs shall be deemed immediately and fully exercisable, the restrictions shall lapse as to each of such Participant’s outstanding Restricted Stock or Restricted Stock Unit Awards, and each such Alternative Award shall be settled for a payment per each share of stock subject to the Alternative Award in cash, in immediately transferable, publicly traded securities or in a combination thereof, in an amount equal to, in the case of an Option or SAR, the excess of the Fair Market Value of such stock on the date of the Participant’s termination of service over the corresponding exercise or base price per share and, in the case of any Restricted Stock or Restricted Stock Unit Award, the Fair Market Value of the number of Shares subject or related thereto; and

v.
Solely with respect to any Performance Awards, be converted into restricted share awards at the target levels, with any new “restricted period” based on the remaining performance period previously applicable to such Performance Awards.

For purposes of Section 12, “Good Reason” shall mean, except as set forth in a separate agreement between the Company and a Participant, the initial existence of one or more of the following conditions arising without the consent of a Participant within the one-year period following a Change in Control, provided that such Participant provides notice to the Company of the existence of such condition within 90 days of the initial existence of the condition, the Company does not remedy the condition within 30 days after receiving notice, and such Participant actually terminates employment with the Company within 30 days following the Company’s failure to remedy the condition:
i.
A material diminution in a Participant’s base salary in effect immediately before the date of the Change in Control or as increased from time to time thereafter;

ii.
A material diminution in a Participant’s authority, duties, or responsibilities;

iii.
A material diminution in the authority, duties, or responsibilities of the supervisor to whom a Participant is required to report, including a requirement that a Participant report to a corporate officer or employee instead of reporting directly to the Board;

iv.
A material diminution in the budget over which a Participant retains authority;

v.
A material change in the geographic location at which a Participant must perform the services related to his or her position; or

vi.
Any other action or inaction that constitutes a material breach by the Company of any agreement under which a Participant provides services to the Company.

13.
Adjustment for Changes in Stock Subject to Plan and Other Events. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or Shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of Shares subject to the Plan, in the number and kind of Shares covered by outstanding Awards, in the Option price per Share of outstanding Options or the SAR Exercise Price of outstanding SARs, and in the maximum number of Shares that may be issued to any Participant pursuant to Awards made under the Plan. If the adjustment would produce fractional Shares with respect to any then outstanding Awards, the Committee may adjust appropriately the number of Shares covered by the outstanding Awards so as to eliminate the fractional Shares. Any adjustment made under this Section 13 shall be done in a manner that complies with Section 409A of the Code, and any adjustments made with respect to Incentive Stock Options shall comply with Sections 422 and 424 of the Code.

14.
Other Terms and Conditions. The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant, vesting or exercise of Awards or issuance of Shares in connection therewith, as it deems advisable.

15.
Effectiveness of Plan. This Plan will be effective upon the approval by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders duly called and held for such purpose within twelve months of adoption of this Plan by the Board. Only Options may be granted prior to such stockholder approval, and such Options may not be exercisable prior to such stockholder approval.

16.
Amendment, Modification, and Termination of Plan.

a.
Amendment, Modification and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no Award shall be granted hereunder after the close of business on the next day preceding the tenth anniversary of the date of approval by stockholders as contemplated by Section 15 hereof. The Board may terminate, amend, or modify the Plan in its discretion, and any amendment or modification may be without stockholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules, or regulations. The Board is specifically authorized to amend the Plan and take such other action as it deems necessary or appropriate to comply with Section 409A of the Code, or with Rule 16b-3.

b.
Awards Previously Granted. No termination, amendment, or modification of the Plan, shall adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

17.
Withholding. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld. Unless the Committee otherwise agrees in an Award Agreement or otherwise, a portion of any grant or award shall, at the time that the same becomes taxable to the Participant, be relinquished to the Company to satisfy the Participant’s federal tax withholding requirement. The Fair Market Value of any Shares (determined at the date of withholding) withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined using the applicable maximum statutory tax withholding rates. For the avoidance of doubt, the Participants shall have no legal right to own or receive any Shares withheld from delivery for such purpose, and otherwise shall have no rights in respect of such Shares whether as a stockholder or otherwise. The Company shall have the power and the right to deduct or withhold from any other payments due to a Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan.
18.
Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

19.
Section 409A of the Code.

a.
Generally. This Plan and any Award granted hereunder is intended to comply with, or be exempt from, the provisions of Section 409A of the Code, and shall be interpreted and administered in a manner consistent with that intention. Each payment under this Agreement is intended to be a “separate payment” and not of a series of payments for purposes of Section 409A.

b.
409A Awards. The provisions of this Section 19 shall apply to any 409A Award or any portion an Award that is or becomes subject to Section 409A of the Code, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. 409A Awards include, without limitation:

i.
Any Non-qualified Stock Option or SAR that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award; and

ii.
Any other Award that provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below).

iii.
Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A of the Code or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of  (i) the date that is 2 1∕2 months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a “substantial risk of forfeiture”, or (ii) the date that is 2 1∕2 months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A of the Code or other applicable guidance.

c.
Subsequent Elections. Any 409A Award which permits a subsequent election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

i.
No subsequent election may take effect until at least 12 months after the date on which the subsequent election is made;

ii.
Each subsequent election related to a payment in settlement of an Award (other than upon the Participant’s death or Disability or upon an Unforeseeable Emergency) must result in a delay of the payment for a period of not less than five years from the date such payment would otherwise have been made; and

iii.
No subsequent election related to a payment to be made upon a specified time shall be made less than twelve months prior to the date of the first scheduled installment relating to such payment.

d.
Payments of 409A Awards. No payment in settlement of a 409A Award may commence earlier than:

i.
Separation from Service (as determined pursuant to Treasury Regulations or other applicable guidance);

ii.
The date the Participant becomes Disabled;

iii.
Death;

iv.
A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award, or (ii) specified by the Participant in an Election complying with the requirements of Section 19(c) hereof, as applicable;

v.
To the extent provided by Treasury Regulations promulgated pursuant to Section 409A of the Code or other applicable guidance, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

vi.
The occurrence of an “Unforeseeable Emergency” (as defined in Section 409A of the Code).

e.
Six Month Delay. Notwithstanding anything else to the contrary in the Plan, to the extent that a Participant is a “Specified Employee” (as determined in accordance with the requirements of Section 409A of the Code), no payment on account of a Participant’s Separation from Service in settlement of a 409A Award may be made before the date which is six months after such Participant’s date of Separation from Service, or, if earlier, the date of the Participant’s death.

f.
Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any 409A Award for payment in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such payment(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). All payments with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred. The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

g.
No Acceleration of Payments. Notwithstanding anything to the contrary in this Plan, this Plan does not permit the acceleration of the time or schedule of any payment under this Plan in settlement of a 409A Award, except as provided by Section 409A of the Code and/or Treasury Regulations promulgated pursuant to Section 409A of the Code or other applicable guidance.

20.
General.

a.
Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required. No Shares shall be issued or transferred pursuant to this Plan unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

b.
Effect of the Plan. The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Company, its parent, or an Affiliate or the Committee or the Board, except as expressly provided in the Plan. The Plan does not constitute a contract of employment between the Company or any of its Affiliates and any Participant. Participation in the Plan shall not give any Participant any right to be retained in the employment of the Company or any of its Affiliates or to provide service on the Board. No Award and no right under the Plan, contingent or otherwise, shall be subject to any encumbrance, pledge or charge of any nature or shall be assignable except that a beneficiary may be designated in respect to the Award in the event of the death of the holder of the Award and except, also, that if the beneficiary shall be the executor or administrator of the estate of the holder of the Award, any rights in respect to such Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Award or under the laws relating to descent and distribution.
c.
Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to the Company’s stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of options otherwise than under the Plan.

d.
Not Benefit Plan Compensation. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of Participant’s compensation for purposes of determining the Participant’s benefits under any other benefit plans or arrangements provide by the Company or an Affiliate, except where the Committee expressly provides otherwise in writing.

e.
Parachute Limitations. Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Participant (including groups or classes of Participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Participant (a “Benefit Arrangement”), if the Participant is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Options, SARs, Restricted Stock, Performance Shares, Performance Units or other Awards hereunder held by that Participant and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Participant under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Participant under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Participant from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Participant under any Other Agreement or any Benefit Arrangement would cause the Participant to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Participant as described in clause (ii) of the preceding sentence, then the Participant shall have the right, in the Participant’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Participant under this Plan be deemed to be a Parachute Payment, provided that any such payment or benefit that is excluded from the coverage of Section 409A of the Code shall be reduced or eliminated prior to the reduction or elimination of any benefit that is related to a 409A Award.

f.
Creditors. The interests of any Participant under the Plan or any Award Agreement shall not be subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

g.
Governing Law. The Plan, and all Award Agreements made pursuant hereto, shall be governed, construed, and administered in accordance with and governed by the laws of the State of Maryland (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws of such jurisdiction or any other jurisdiction).

h.
Section 16 of the Exchange Act. It is the intent of the Company that Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Awards, for the exemption from liability provided in Rule 16b-3 promulgated under the Exchange Act. The Company shall have no liability to any Participant or other person for Section 16 consequences of Awards or events in connection with Awards if an Award or related event does not so qualify.

i.
Clawback and Forfeiture. Unless otherwise specified in an Award Agreement, the Company retains the right to cause a forfeiture of any Award, or the gain realized by a Participant in connection therewith, on account of actions taken by the Participant in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or customers of the Company or its Affiliates, any confidentiality obligation with respect to the Company or its Affiliates, or any other policy of or agreement with the Company or its Affiliates, or as otherwise permitted by applicable laws and regulations, including but not limited to, the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act, and the rules and regulations promulgated under each respective act.

j.
Changes in Laws, Rules or Regulations. References in the Plan to any law, rule or regulation shall include a reference to any corresponding rule (or number redesignation) of any amendments or restatements to such law, rule or regulation adopted after the effective date of the Plan’s adoption.

k.
Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

l.
Number and Gender. Under the Plan, the singular form of a word shall include the plural form, the masculine gender shall include the feminine gender and similar interpretations shall prevail as the context requires.

m.
Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

n.
Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or issue options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation, or association.

o.
Complete Statement of Plan. This document is a complete statement of the Plan.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 4, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ADC2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 4, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D06409-P33790

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AGREE REALTY CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Merrie Frankel
02) Farris G. Kalil
03) Simon Leopold
04) William S. Rubenfaer

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2020.	☐	☐	☐
3. To approve, by non-binding vote, executive compensation.	☐	☐	☐
4. To approve the 2020 Omnibus Incentive Plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D06410-P33790

AGREE REALTY CORPORATION
Annual Meeting of Stockholders
May 5, 2020 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Richard Agree, Danielle Spehar and Clayton Thelen, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Agree Realty Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on May 5, 2020, at Agree Realty Corporation, 44 E. Long Lake Road, Bloomfield Hills, Michigan 48304 and via the Internet at www.virtualshareholdermeeting.com/ADC2020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side